UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM N-CSR

                                   ----------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-21815

                        PNC ABSOLUTE RETURN TEDI FUND LLC
               (Exact name of registrant as specified in charter)

                                   ----------

                                Two Hopkins Plaza
                               Baltimore, MD 21201
               (Address of principal executive offices) (Zip code)

                      SEI Investments Global Funds Services
                             1 Freedom Valley Drive
                                 Oaks, PA 18074
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-239-0418

                     DATE OF FISCAL YEAR END: MARCH 31, 2010

                  DATE OF REPORTING PERIOD: SEPTEMBER 30, 2009

ITEM 1. REPORTS TO STOCKHOLDERS.


PNC ABSOLUTE RETURN TEDI FUND LLC
SEMI-ANNUAL REPORT (UNAUDITED)
SEPTEMBER 30, 2009

PNC ABSOLUTE RETURN TEDI FUND LLC
CONTENTS (UNAUDITED)
SEPTEMBER 30, 2009

                                                                            PAGE
                                                                            ----
FINANCIAL STATEMENTS
Consolidated Statement of Assets and Liabilities ........................     2
Consolidated Statement of Operations ....................................     3
Consolidated Statements of Changes in Members' Capital ..................     4
Consolidated Statement of Cash Flows ....................................     5
Consolidated Financial Highlights .......................................     6
Notes to Consolidated Financial Statements ..............................     7
Board Approval of Investment Management and Advisory Agreements .........    14
Other Information .......................................................    21

PNC ABSOLUTE RETURN TEDI FUND LLC
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
SEPTEMBER 30, 2009

ASSETS
Investment in PNC Absolute Return Master Fund LLC ("Master Fund")   $4,031,442
Receivable from Master Fund for tender offer                           100,000
Receivable from Manager                                                 76,448
Restricted cash                                                         10,000
Subscriptions receivable                                                 4,291
Prepaid expenses                                                         1,123
                                                                    ----------
   Total assets                                                      4,223,304
                                                                    ----------
LIABILITIES
Note payable for tender offer                                          110,000
Due to Master Fund                                                      91,157
Administration fees payable                                              7,500
Other accrued expenses                                                  51,045
                                                                    ----------
   Total liabilities                                                   259,702
                                                                    ----------
   Net assets                                                       $3,963,602
                                                                    ==========
MEMBERS' CAPITAL
Capital                                                             $4,301,500
Accumulated net investment loss                                       (293,895)
Accumulated net realized gain on investments                           642,744
Net unrealized depreciation on investments                            (686,747)
                                                                    ----------
   Members' capital                                                 $3,963,602
                                                                    ==========

   The accompanying notes are an integral part of the consolidated financial statements.

PNC ABSOLUTE RETURN TEDI FUND LLC
CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009

NET INVESTMENT LOSS ALLOCATED FROM MASTER FUND
   Dividend income                                                  $      923
   Expenses                                                            (38,706)
                                                                    ----------
      Net investment loss allocated from Master Fund                   (37,783)
                                                                    ----------
OPERATING EXPENSES
Administration fees                                                     12,431
Directors' fees                                                          3,394
Audit and tax fees                                                      29,037
Legal fees                                                              16,105
Printing fees                                                           15,015
Registration fees                                                        2,193
Other expenses                                                           6,854
                                                                    ----------
         Total operating expenses                                       85,029
                                                                    ----------
Less:
      Expense waiver/reimbursement from Manager                        (75,234)
                                                                    ----------
         Net operating expenses                                          9,795
                                                                    ----------
         Net investment loss                                           (47,578)
                                                                    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED
   FROM MASTER FUND
Net realized loss on investments                                       (48,601)
Net change in unrealized depreciation on investments                   426,545
                                                                    ----------
         Net realized and unrealized gain on investments
            allocated from Master Fund                                 377,944
                                                                    ----------
Net increase in members' capital from operating activities          $  330,366
                                                                    ==========

   The accompanying notes are an integral part of the consolidated financial statements.

PNC ABSOLUTE RETURN TEDI FUND LLC
CONSOLIDATED STATEMENTS OF CHANGES IN MEMBERS' CAPITAL

FOR THE YEAR ENDED MARCH 31, 2009

FROM OPERATING ACTIVITIES
Net investment loss                                                 $ (100,594)
Net realized gain on investments                                       180,915
Net change in unrealized depreciation on investments                  (913,659)
                                                                    ----------
   Net decrease in members' capital from operating activities         (833,338)
                                                                    ----------
MEMBERS' CAPITAL TRANSACTIONS
Proceeds from sales of Interests                                       300,000
Cost of Interests repurchased                                         (200,000)
                                                                    ----------
   Net increase in members' capital from capital transactions          100,000
                                                                    ----------
MEMBERS' CAPITAL
Balance at beginning of year                                         4,466,574
                                                                    ----------
Balance at end of year                                              $3,733,236
                                                                    ==========
FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009 (UNAUDITED)
FROM OPERATING ACTIVITIES
Net investment loss                                                 $  (47,578)
Net realized loss on investments                                       (48,601)
Net change in unrealized depreciation on investments                   426,545
                                                                    ----------
   Net increase in members' capital from operating activities          330,366
                                                                    ----------
MEMBERS' CAPITAL TRANSACTIONS
Cost of Interests repurchased                                         (100,000)
                                                                    ----------
   Net decrease in members' capital from capital transactions         (100,000)
                                                                    ----------
MEMBERS' CAPITAL
Balance at beginning of period                                       3,733,236
                                                                    ----------
Balance at end of period                                            $3,963,602
                                                                    ==========

   The accompanying notes are an integral part of the consolidated financial statements.

PNC ABSOLUTE RETURN TEDI FUND LLC
CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)
SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in members' capital from operating activities          $  330,366
Adjustments to reconcile net increase in members' capital from operating activities to net cash provided by operating
   activities
   Purchases of investments in Master Fund                             (59,355)
   Proceeds from sale of investments in Master Fund                    100,000
   Net investment loss and realized/unrealized gain allocated
      from Master Fund                                                (340,161)
   Decrease in restricted cash                                          10,000
   Increase in receivable from Manager                                  (3,491)
   Decrease in prepaid expenses                                            257
   Decrease in administration fees payable                             (34,737)
   Increase in due to Master Fund                                       91,157
   Increase in other accrued expenses                                   15,964
                                                                    ----------
         Net cash provided by operating activities                     110,000
                                                                    ----------
CASH FLOWS FROM FINANCING ACTIVITIES
Cost of Interests repurchased                                         (110,000)
                                                                    ----------
         Net cash used in financing activities                        (110,000)
                                                                    ----------
         Net change in cash and cash equivalents                            --
CASH AND CASH EQUIVALENTS
Beginning of period                                                         --
                                                                    ----------
End of period                                                       $       --
                                                                    ==========
NON-CASH FINANCING ACTIVITIES:
      Receivable from Master Fund for tender offer                  $  100,000

   The accompanying notes are an integral part of the consolidated financial statements.

PNC ABSOLUTE RETURN TEDI FUND LLC
CONSOLIDATED FINANCIAL HIGHLIGHTS

                                               SIX-MONTH
                                              PERIOD ENDED      YEAR       YEAR       PERIOD
                                             SEPTEMBER 30,     ENDED      ENDED        ENDED
                                                  2009       MARCH 31,   MARCH 31,   MARCH 31,
                                              (UNAUDITED)      2009        2008        2007+
                                             -------------   ---------   ---------   ---------
Total return (1)                                 8.93%        (18.68)%      3.01%       3.85%
Incentive fee                                   (0.00)%        (0.00)%     (0.00)%     (0.35)%
                                              -------        -------      ------     -------
      Total return after incentive fee (1)       8.93%        (18.68)%      3.01%       3.50%
                                              =======        =======      ======     =======
Members' capital, end of period (000's)       $ 3,964        $ 3,733      $4,467     $ 2,825
RATIOS TO AVERAGE NET ASSETS
Net investment loss ratio,
   Before waivers and reimbursements            (6.20)%(3)     (5.45)%     (5.70)%    (10.16)%(3)
   Net of waivers and reimbursements            (2.40)%(3)     (2.42)%     (2.40)%     (3.59)%(3)
Expense ratio before incentive fee,
   Before waivers and reimbursements (2)          6.25%(3)      5.55%       5.77%       9.56%(3)
   Net of waivers and reimbursements (2)          2.45%(3)      2.52%       2.47%       2.99%(3)
Expense ratio before incentive fee, net
   of waivers and reimbursements                  2.45%(3)      2.52%       2.47%       2.99%(3)
Incentive fee                                     0.00%(4)      0.00%       0.00%       0.51%(4)
                                               -------       -------      ------     -------
   Expense ratio after incentive fee, net
      of waivers and reimbursements               2.45%(3)      2.52%       2.47%       3.50%(3)
                                               =======       =======      ======     =======
   Portfolio turnover (5)                        13.75%        11.39%      14.22%      35.12%

+ The Fund was seeded on May 10, 2006 and commenced investment operations on July 1, 2006.

(1) Total return is calculated for all members taken as a whole. A member's return may vary from these returns based on the timing of capital transactions. The total return is calculated for the period indicated.

(2) Does not include expenses of the Investment Funds in which the Master Fund invests. The expense ratio (expense and incentive fee ratio) is calculated for all members taken as a whole. The computation of such ratios based on the amount of expenses and incentive fee assessed to a member's capital may vary from these ratios based on the timing of capital transactions. The waivers/reimbursements consist of voluntary payments made by the Manager. See Note 2 in Notes to Consolidated Financial Statements.

(3)  Annualized.

(4)  Not Annualized.

(5) Portfolio turnover represents the Master Fund's portfolio turnover and is calculated for the period indicated.

   The accompanying notes are an integral part of the consolidated financial statements.

PNC ABSOLUTE RETURN TEDI FUND LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009

1.   ORGANIZATION

     PNC Absolute Return TEDI Fund LLC, the "Fund", is a limited liability company organized under the laws of the state of Delaware and registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a closed-end, non-diversified, investment management company. The Fund's interests (the "Interests") are registered under the Securities Act of 1933, as amended, but are subject to substantial limits on transferability and resale. The Fund was formed on August 4, 2005 with operations commencing on July 1, 2006.

     The Fund's investment objective is to seek capital appreciation. The Fund seeks to achieve this objective by investing substantially all of its investable assets into the PNC Absolute Return Cayman Fund LDC, the "Offshore Fund", a Cayman Islands limited duration company with the same investment objectives as the Fund. The Offshore Fund commenced operations on July 1, 2006. The Offshore Fund invests substantially all of its investable assets into PNC Absolute Return Master Fund LLC (the "Master Fund"), a Delaware limited liability company with the same investment objectives as the Fund and the Offshore Fund. The Offshore Fund serves solely as an intermediate entity through which the Fund invests in the Master Fund. The Offshore Fund makes no independent investment decisions and has no investment or other discretion over the investable assets. The Fund owned 100% of the Offshore Fund, and the Offshore Fund owned approximately 9.3% of the Master Fund as of September 30, 2009. As the Fund controls substantially all of the operations of the Offshore Fund, these financial statements are the consolidation of the Fund and the Offshore Fund. Inter-company balances have been eliminated through consolidation.

     The Master Fund seeks to achieve the investment objectives by investing in investment vehicles, typically referred to as hedge funds ("Investment Funds") managed by third-party investment managers ("Investment Managers") who employ a variety of alternative investment strategies each of which typically invests in either one or more absolute return strategies that tend to exhibit substantially lower volatility (as measured by standard deviation) than the average common stock trading on a U.S. exchange or an index of stocks such as the S&P 500 Index. The Master Fund seeks Investment Funds that have historically shown relatively low (in some cases negative) correlation to each other, as well as low to negative correlation to broad equity and bond indices. Therefore, a fund of hedge funds, such as the Master Fund, focusing on the absolute return sector seeks to generate positive absolute returns over a market cycle with relatively low volatility. The performance of the Fund is directly affected by the performance of the Master Fund. Attached are the financial statements of the Master Fund and should be read in conjunction with the Fund's financial statements.

     The Fund's Board of Directors (the "Board") has overall responsibility to manage and control the business operations of the Fund on behalf of the members. At least a majority of the Board consists of persons who are not "interested persons" (as defined in the 1940 Act).

     Prior to September 29, 2009, PNC Capital Advisors, Inc. served as investment manager of the Fund and Master Fund. On September 29, 2009, the predecessor investment manager to the Master Fund and the Fund, PNC Capital Advisors, Inc., merged with Allegiant Asset Management Company ("Allegiant"), its affiliate, to form PNC Capital Advisors, LLC (the "Manager"), a Delaware limited liability company (the "Merger"). The Manager and its predecessors, PNC Capital Advisors, Inc. and Allegiant, are indirect wholly-owned subsidiaries of The PNC Financial Services Group, Inc. ("PNC"). PNC acquired Allegiant through the merger of National City Corporation into PNC on December 31, 2008 and subsequently consolidated the institutional and mutual fund investment advisory operations of PNC Capital Advisors, Inc. and Allegiant to form the Manager. The merger

PNC ABSOLUTE RETURN TEDI FUND LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009

     resulted in an "assignment," as that term is defined in the 1940 Act, of the investment management agreements with PNC Capital's predecessor that were in effect prior to the merger. As a result, those agreements automatically terminated in accordance with their terms. The Manager is currently serving as the investment manager to the Fund and the Master Fund pursuant to interim investment management agreements approved by the Board of Directors on August 11, 2009, which became effective on September 30, 2009. The Manager will continue to serve in such capacity (unless sooner terminated) until members of the Fund either approve or disapprove new investment management agreements or February 27, 2010, whichever is sooner. The Manager oversees the management of the day-to-day operations of the Fund and the Master Fund under the supervision of both the Fund's and Master Fund's Board of Directors, respectively.

     At September 30, 2009, PNC Investment Corp., an affiliate of the Manager, had a capital balance in the Fund of $127,248.

     The Manager has delegated its responsibilities for formulating a continuing investment program for the Master Fund and investment decisions regarding the purchases and withdrawals of interests in the Investment Funds to Ramius Alternative Solutions LLC (formerly, Ramius Fund of Funds Group
     LLC), the "Adviser". The Adviser is registered as an investment adviser under the Advisers Act.

     Generally, initial and additional subscriptions for Interests by eligible members may be accepted at such times as the Fund may determine. The Fund reserves the right to reject any subscriptions for Interests in the Fund. The Fund from time to time may offer to repurchase outstanding Interests pursuant to written tenders by members. These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and absolute discretion.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of the significant accounting policies followed by the Fund:

     A. FINANCIAL ACCOUNTING STANDARDS BOARD ("FASB") LAUNCHES ACCOUNTING STANDARDS CODIFICATION

          The FASB has issued FASB ASC 105 (formerly FASB Statement No. 168), The "FASB Accounting Standards Codification(TM)" and the Hierarchy of Generally Accepted Accounting Principles ("ASC 105"). ASC 105 disclosures by the Master Fund are included in Note 2 of the Master Fund's financial statements.

     B.   PORTFOLIO VALUATION

          The net asset value of the Fund is determined as of the close of business at the end of each month. The net asset value of the Fund equals the value of the assets of the Fund, respectively, less liabilities, including accrued fees and expenses.

PNC ABSOLUTE RETURN TEDI FUND LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009

          The Fund's investment in the Master Fund represents substantially all of the Fund's assets. All investments owned are carried at value which is the portion of the net asset value of the Master Fund held by the Fund. The accounting for and valuation of investments by the Master Fund is discussed in Note 2 of the financial statements for the Master Fund, which are attached to this report.

     C.   FAIR VALUE MEASUREMENTS

          The Fund and the Master Fund adopted ASC 820 (formerly FAS No. 157 "Fair Value Measurements"), effective April 1, 2008. ASC 820 disclosures by the Master Fund are included in Note 2 of the Master Fund's financial statements.

     D.   INCOME RECOGNITION AND SECURITY TRANSACTIONS

          Dividend income is recorded on the ex-dividend date. Security transactions are recorded on the effective date of the subscription in, or redemption out of, the Master Fund. The Fund will bear, as an investor in the Master Fund, its share of the income, realized and unrealized gains and losses of the Master Fund.

     E.   INVESTMENT IN REGISTERED INVESTMENT COMPANY

          The Fund may invest in a registered investment company, SEI Daily Income Trust Money Market Fund, for cash management purposes. At September 30, 2009 there was no investment in this registered investment company.

     F.   SEGREGATED ACCOUNT

          A portion of the investment in the Master Fund is segregated to finance the repurchase of Interests from tender offers.

     G.   FUND EXPENSES

          The Fund will bear all expenses incurred in its business. The expenses of the Fund include, but are not limited to, the following: legal fees; administrative fees; auditing fees; costs of insurance; registration expenses; expenses of meetings of the Board and members; all costs with respect to communications to members; and other types of expenses as may be approved from time to time by the Board. The Fund will bear, as an investor in the Master Fund, its share of the fees and expenses of the Master Fund. Certain expenses of the Fund have been voluntarily paid by the Manager. These voluntary payments are temporary and the Manager may terminate all or a portion of these voluntary payments at any time and without notice to members. The Master Fund pays the expense allocated to, and incurred by, the Fund and is reimbursed by the Fund through the redemption of Interests in the Master Fund.

     H.   INCOME TAXES

          The Fund intends to operate and has elected to be treated as a partnership for Federal income tax purposes. Each member is individually responsible for the tax liability or benefit relating to such member's distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements. Tax years 2006, 2007 and 2008 remain subject to examination by Federal and State jurisdictions, including those States where investors reside or States where the Fund is subject to other filing requirements.

PNC ABSOLUTE RETURN TEDI FUND LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009

     I.   DISTRIBUTION POLICY

          The Fund has no present intention of making periodic distributions of its net investment income or capital gains, if any, to members. The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.

     J.   CAPITAL ACCOUNTS

          Net profits or net losses of the Fund for each fiscal period will be allocated to the capital accounts of members as of the last day of each fiscal period in accordance with members' respective investment percentages of the Fund. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund during a fiscal period, before giving effect to any repurchases of interest in the Fund, and excluding the amount of any items to be allocated to the capital accounts of the members of the Fund, other than in accordance with the members' respective investment percentages.

     K.   RESTRICTED CASH

          The Fund holds non-interest bearing restricted cash, which serves as collateral for the note payable for the tender offer.

     L.   USE OF ESTIMATES

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Manager to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. The Manager believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

3    RELATED PARTY TRANSACTIONS

     A.   INCENTIVE FEES

          The Fund pays the Manager an annual incentive fee ("Incentive Fee"), payable at the fiscal period-end (the "Incentive Period"), equal to 10% of each member's net profits in excess of such member's "Loss Carryforward Amount" and the Benchmark Return. The Loss Carryforward Amount for each member commences at zero and, for each Incentive Period, is increased or reduced by the net losses or net profits, respectively, allocated to each member's capital account for such Incentive Period. The "Benchmark Return" is a non-cumulative return, determined from the first date of the fiscal year, except if a member's initial capital contribution is made after the beginning of the fiscal year, the Benchmark Return is instead determined from such initial contribution date. The Benchmark Return as of any accounting date equals the average of the rates for the generic three-month LIBOR as of the last day of each of the four immediately preceding calendar quarters, as published by Bloomberg, L.P. The Manager will pay the Adviser to the Master Fund one-half of the Incentive Fee.

PNC ABSOLUTE RETURN TEDI FUND LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009

     B.   ADMINISTRATION AND OTHER FEES

          The Fund has also retained the Manager to serve as the administrator and pays the Manager an administration fee at an annual rate of 0.25% of members' capital of the Fund plus a $15,000 flat fee. The Manager has retained SEI Investments Global Funds Services ("SEI") to serve as sub-administrator whereby SEI provides administrative, accounting, and investor services, as well as serves in the capacity of transfer and distribution disbursing agent for the Fund. As compensation for services provided, the Manager pays SEI a fee pursuant to a written agreement between the Manager and SEI.

          SEI Private Trust Company serves as custodian and escrow agent for the Fund's assets.

     C.   BOARD FEES

          The Fund pays each Director an annual retainer of $1,000. The Directors will not receive any fees from the Fund for attending regular Board meetings, but the Fund will pay each Director $500, plus expenses, for each special or telephonic meeting if such meeting is called solely for the Fund. Total amounts incurred related to Board meetings by the Master Fund allocated to the Fund for the six-month period ended September 30, 2009 were $6,394, which includes $3,000 allocated from Master.

4.   CONCENTRATION OF RISK

     The Master Fund invests primarily in Investment Funds that are not registered under the 1940 Act and invest in, and actively trade securities and other financial instruments using different strategies and investment techniques that may involve significant risks. The Master Fund's concentration of risk is discussed in Note 4 of the Master Fund's financial statements.

5.   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

     In the normal course of business, the Investment Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. The Master Fund's off balance sheet risk in these financial instruments is discussed in Note 5 of the Master Fund's financial statements.

6.   GUARANTOR OBLIGATIONS AND INDEMNIFICATIONS

     In the normal course of business the Fund enters into contracts that contain a variety of warranties and representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

7.   INVESTMENT TRANSACTIONS

     For the six-month period ended September 30, 2009, aggregate purchases of the Master Fund amounted to $59,355 and aggregate sales of the Master Fund amounted to $100,000.

PNC ABSOLUTE RETURN TEDI FUND LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009

8.   TENDER OFFER

     On February 24, 2009, the Fund offered to purchase in cash an amount of Interests or portions of Interest up to $100,000 of members' capital of the Fund tendered by members of the Fund at a price equal to the net asset value at June 30, 2009. Tenders with an estimated value in the amount of $100,000 were received and accepted by the Fund from limited members. A non-interest bearing Promissory Note was issued by the Fund entitling the members to a payment on or about 30 days after June 30, 2009. Members received an initial payment of $90,000 on July 31, 2009 and the remaining amount will be paid promptly after completion of the Fund's March 31, 2010 year end audit.

     On August 28, 2009, the Fund offered to purchase in cash an amount of Interests or portions of Interest up to $100,000 of members' capital of the Fund tendered by Members of the Fund at a price equal to the net asset value at December 31, 2009. Tenders with a value in the amount of $100,000 were received and accepted by the Fund from Members. A non-interest bearing Promissory Note was issued by the Fund entitling the members to an initial payment in an amount equal to at least 90% of the tender, on or about 30 days after December 31, 2009, and the remaining payment promptly after the completion of the Fund's March 31, 2010 year end audit.

9.   SUBSEQUENT EVENTS

     The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through November 30, 2009, the date the financial statements were issued. Based on this evaluation, no adjustments were required to the Financial Statements as of September 30, 2009. However, the following are details relating to a subsequent event that has occurred since September 30, 2009 through November 30, 2009.

     The investment management agreement authorizes PNC Capital to employ an adviser to assist PNC Capital in the performance of its responsibilities under the investment management agreement, including any or all of the advisory services under PNC Capital's supervision, provided that any fees or compensation payable to such adviser shall be paid by PNC Capital. Pursuant to such authority, PNC Capital retained Ramius Fund of Funds Group LLC as the investment adviser to manage the Master Fund's investment portfolio pursuant to an Investment Advisory Agreement dated June 30, 2006, which was last approved by the Board at a meeting held on May 14, 2009 (the "Prior Investment Advisory Agreement"). Ramius Fund of Funds Group LLC was jointly owned by Ramius LLC, a limited liability company organized under the laws of Delaware, and Bayerische Hypo-und Vereinsbank AG, a German corporation. Ramius LLC was the managing member of Ramius Fund of Funds Group LLC, and the managing member of Ramius LLC was C4S & Co., L.L.C.

     On November 2, 2009, as a result of the transactions described below, Ramius Fund of Funds Group LLC changed its name to Ramius Alternative Solutions LLC and became an indirect wholly owned subsidiary Cowen Group, Inc. ("Cowen"), which is controlled by RCG Holdings LLC ("RCG Holdings").

PNC ABSOLUTE RETURN TEDI FUND LLC
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009

     On November 2, 2009, RCG Holdings (formerly known as Ramius LLC) completed a previously announced transaction pursuant to which RCG Holdings sold substantially all of its assets and liabilities to Ramius LLC (formerly known as Park Exchange, LLC) ("Ramius"), a wholly-owned subsidiary of Cowen (formerly known as Lexington Park Parent Corp.) in exchange for shares of Class A Common Stock of Cowen, which shares trade on the NASDAQ market under the symbol "COWND." As of December 1, 2009, the shares of Class A Common Stock of Cowen are expected to trade on the NASDAQ market under the symbol "COWN." Also as part of the transaction, Cowen acquired Cowen Holdings, Inc. (formerly known as Cowen Group, Inc.) ("Cowen Holdings") by way of merger with each share of common stock of Cowen Holdings being converted in the merger into one share of Class A Common Stock of Cowen.

     In addition, HVB Alternative Advisors LLC ("HVB"), an affiliate of Bayerische Hypo-und Vereinsbank AG, received shares of Class A Common Stock of Cowen and cash in exchange for transferring to a subsidiary of Cowen the 50% interest in RASL not already owned by Ramius. As a result of the transactions described above, (i) RCG Holdings received approximately 66% of the shares of Class A Common Stock of Cowen, (ii) former Cowen Holdings stockholders collectively received approximately 29% of the shares of Class A Common Stock of Cowen, and (iii) HVB received approximately 4.9% of the shares of Class A Common Stock of Cowen.

     Subsequent to the transaction, Ramius Fund of Funds Group LLC changed its name to Ramius Alternative Solutions LLC and is no longer a joint venture between Bayerische Hypo-und Vereinsbank AG and Ramius.

     RCG Holdings continues to control RASL through its control of Cowen. RASL's and its affiliates' management and staff continue to manage the day-to-day operations of the Master Fund, including making all decisions regarding investments, client servicing and reporting. The transaction has not resulted in any change in the management personnel of, or any material change in investment management services provided by, RASL.

     As a result of the transaction, the managing members of C4S & Co., L.L.C. (which continues to be the managing member of RCG Holdings) have succeeded to the following positions with Cowen, Ramius and RASL:

     PETER COHEN is now the Chairman and Chief Executive Officer of Cowen.

     MORGAN STARK is now the Chief Executive Officer and President of Ramius.

     JEFFREY SOLOMON is now the Chairman of the Cowen Investment Committee and Head of Corporate Strategy.

     THOMAS STRAUSS is now the Chief Executive Officer and President of RASL.

     At a regular meeting held on August 11, 2009, the Board, including a majority of the Independent Directors of the Master Fund, met in person and voted to approve an interim investment advisory agreement (the "Interim Investment Advisory Agreement") between the Master Fund, PNC Capital and RASL.

     The Interim Agreement took effect on November 2, 2009 and will remain in effect (unless sooner terminated) until members of the Fund either approve or disapprove the new investment advisory agreement, or March 22, 2010, whichever is sooner.

PNC ABSOLUTE RETURN TEDI FUND LLC
BOARD APPROVAL OF INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS (UNAUDITED) SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

The assets of the Master Fund are actively managed and, the Fund, as a feeder fund, seeks to achieve its investment objective by investing substantially all of its assets in the Offshore Fund, which in turn, invests substantially all of its assets in the Master Fund. In consideration of the services that the Manager provided under the investment management agreement, the Master Fund pays the Manager an asset-based fee. As an investor in the Master Fund, the Fund bears its pro rata share of the asset-based fee. In addition to the asset-based fee paid by the Master Fund, the Fund pays the Manager a performance-based incentive fee pursuant to the investment management agreement between the Manager and the Fund.

On September 29, 2009, PNC Capital Advisors, Inc., the predecessor investment manager to the Master Fund and the Fund (the "Predecessor Manager"), merged with Allegiant Asset Management Company ("Allegiant"), its affiliate, to form PNC Capital Advisors, LLC, a Delaware limited liability company (the "Manager"). As used herein, the merger of the Predecessor Manager and Allegiant to form the Manager is referred to as the "Merger." The Manager and its predecessors, the Predecessor Manager and Allegiant, are indirect wholly-owned subsidiaries of The PNC Financial Services Group, Inc. ("PNC"). PNC acquired Allegiant through the merger of National City Corporation into PNC on December 31, 2008 and subsequently consolidated the institutional and mutual fund investment advisory operations of the Predecessor Manager and Allegiant to form the Manager. The Merger resulted in an "assignment," as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), of the investment management agreements with the Predecessor Manager that were in effect prior to the Merger. As a result, those agreements automatically terminated in accordance with their terms.

In anticipation of the Merger, the Boards of the Master Fund and the Fund, including a majority of the Directors who are not "interested persons" (as such term is defined in Section 2(a)(19) of 1940 Act (the "Independent Directors")), met in person at a meeting on August 11, 2009 and approved separate interim investment management agreements between the Master Fund and the Manager and the Fund and the Manager, respectively (collectively, the "Interim Investment Management Agreements") in order for the Manager to continue to serve as the investment manager to the Master Fund and the Fund in the event that the Merger occurred. At the same meeting, the Directors, including a majority of the Independent Directors, approved new investment management agreements between the Master Fund and the Manager and the Fund and the Manager, respectively (collectively, the "New Investment Management Agreements"), subject to approval by the Fund's members. The Interim Investment Management Agreements took effect on September 30, 2009 and will remain in effect (unless sooner terminated) until members of the Fund either approve or disapprove the New Investment Management Agreements or February 27, 2010, whichever is sooner. Prior to September 30, 2009, the Predecessor Manager served as the investment manager to the Master Fund pursuant to an investment management agreement with the Master Fund and an investment management agreement with the Fund (collectively, the "Prior Investment Management Agreements"). The Prior Investment Management Agreements were last approved by the Board at a meeting held on May 14, 2009. The approval of the Prior Investment Management Agreements is discussed below in the section entitled "Approval of Prior Agreements."

PNC ABSOLUTE RETURN TEDI FUND LLC
BOARD APPROVAL OF INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS (UNAUDITED) SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009

In reaching its decision to approve the Interim Investment Management Agreements and the New Investment Management Agreements, the Directors considered whether the New Investment Management Agreements would be in the best interests of the Master Fund and the Fund and its members, an evaluation based primarily on the nature and quality of the services provided by the Manager and the overall fairness of the New Investment Management Agreements to the Master Fund and the Fund. In the course of their review, the Directors with the assistance of independent counsel, considered their legal responsibilities, and reviewed materials received from the Manager. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors. The Directors considered whether the approval would be in the best interests of the Master Fund and the Fund and its members, and took into account that the Interim Investment Management Agreements and New Investment Management Agreements were substantially identical in all material respects to the Prior Investment Management Agreements; that there will be no changes in the advisory and incentive fees; and that the fees earned would be held in escrow pending approval of the New Investment Management Agreements. The Directors also considered the material terms of the Merger that would impact the Master Fund and the Fund, including but not limited to the changes to management of the Manager; the proposed reorganization of other registered investment companies advised by the Manager; that the Master Fund and the Fund would not bear any expenses related to the acquisition, including expenses related to the proxy statement; and that the independence of the Master Fund's and the Fund's registered public accounting firm would not be compromised by the acquisition.

With respect to the nature, extent and quality of investment management services to be provided by the Manager under the New Investment Management Agreements to the Master Fund and the Fund, the Directors considered that the agreements provided for the same services, and contained the same terms and conditions as the Prior Investment Management Agreements and the Interim Investment Management Agreements. They considered that the experience and staffing of the personnel of the Manager dedicated to performing services would not change as a result of the Merger and noted that the combined firm would have a broader depth of portfolio management, research services and investment expertise. The Directors noted that the Prior, Interim and New Investment Management Agreements for the Master Fund authorize the Manager and its predecessor to employ investment advisers to assist in the performance of any or all of the investment management services to the Master Fund under the Manager's supervision, and that pursuant to such authority the Manager had retained Ramius Fund of Funds Group LLC, now know as Ramius Alternative Solutions, LLC (the "Adviser"), to provide a continuing investment program for the Master Fund, including research and management of the investments and other assets. The Directors also considered the Manager's compliance program and its procedures and noted that the Manager and Allegiant had the same chief compliance officer and compliance staff overseeing the advisory firms' respective programs and would continue to oversee the Manager's compliance program following the business combination, including the disaster recovery plan, code of ethics and proxy voting policies and procedures. The Directors confirmed that there was no pending litigation or regulatory actions against the Manager or its predecessors that would adversely affect or prohibit the combined entity's services to the Master Fund and the Fund. Based on this review, the Directors concluded that the Manager had the capabilities, resources and personnel necessary to act as the investment manager.

With respect to the advisory fees to be paid under the New Investment Management Agreements, the Directors considered that the Interim Investment Management Agreements and New Investment Management Agreements had the same advisory and incentive fees as the Prior Investment Management Agreements, and that the performance-based incentive fee increases the Manager's fee level when performance exceeds certain standards and decreases the fee level when performance falls below certain

PNC ABSOLUTE RETURN TEDI FUND LLC
BOARD APPROVAL OF INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS (UNAUDITED) SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009

standards. The Directors noted that they had reviewed and considered the fees paid to the Manager under the Prior Investment Management Agreements at their meeting on May 14, 2009, and that there were no changes to the fees paid to the Manager since that meeting. The Directors also noted that, following the Merger, the Manager would have an expanded infrastructure and wider platform of qualified and experienced staff with no increase in fees. Based upon their review, the Directors concluded that the asset-based management fee and performance-based incentive fee were fair and reasonable.

The Directors also considered the annualized returns of the Fund for the calendar one-year, three-year, five-year and since inception periods ended June 30, 2009 in comparison to relevant market indices and standard deviation (which reflects the overall risk of the portfolio). The Directors noted that the performance of the Master Fund was that of a prior fund, which was reorganized into the current master-feeder structure whereby the Master Fund and the Fund assumed the prior fund's investment portfolio. The comparative information showed that the Fund outperformed the HFRX Absolute Return Index for the five-year and since inception periods, and had underperformed for the one- and three-year periods, and the Directors concluded that the overall performance was satisfactory. In addition to the performance information received by the Directors at the meeting, the Directors routinely receive detailed performance information at other regular Board meetings.

Based on their evaluation of all material factors, including those described above, the Directors concluded that the terms of the New Investment Management Agreements were reasonable and fair and that the approval of the New Investment Management Agreements was in the best interests of the Master Fund and Fund and its members.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Investment Management Agreement with the Master Fund authorizes the Manager to employ an adviser to assist the Manager in the performance of its investment management responsibilities, including any or all of the investment advisory services, provided that any fees or compensation payable to such adviser are paid by the Manager. The Manager retained the Adviser to manage the Master Fund's investment portfolio pursuant to an Investment Advisory Agreement dated June 30, 2006, which was last approved by the Directors at a meeting held on May 14, 2009 (the "Prior Investment Advisory Agreement"). The approval of the Prior Investment Advisory Agreement is discussed below in the section entitled "Approval of Prior Agreements."

On November 2, 2009, the Adviser, formerly known as Ramius Fund of Funds Group, LLC, changed its name to Ramius Alternative Solutions, LLC and became an indirect wholly owned subsidiary Cowen Group, Inc. ("Cowen"), which is controlled by RCG Holdings LLC.

In anticipation of the transaction with Cowen, the Board of Directors of the Master Fund, including a majority of the Independent Directors, met in person at a meeting on August 11, 2009 and approved an interim investment advisory agreement (the "Interim Investment Advisory Agreement") between the Master Fund, the Manager and the Adviser. At the same meeting, the Directors, including a majority of the Independent Directors, approved a new investment advisory agreement between the Master Fund, the Manager and the Adviser (the "New Investment Advisory Agreement"), subject to approval by members of the Fund. The Interim Agreement took effect on November 2, 2009 and will remain in effect (unless sooner terminated) until members of the Fund approve or disapprove the New Investment Advisory Agreement, or March 22, 2010, whichever is sooner.

PNC ABSOLUTE RETURN TEDI FUND LLC
BOARD APPROVAL OF INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS (UNAUDITED) SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009

In reaching its decision to approve the New Investment Advisory Agreement, the Directors considered whether the New Investment Advisory Agreement would be in the best interests of the Master Fund and the Fund and its members, an evaluation based primarily on the nature and quality of the services provided by the Adviser and the overall fairness of the New Investment Advisory Agreement.

In the course of their review, the Directors with the assistance of independent counsel, considered their legal responsibilities, and reviewed materials received from the Adviser. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors. The Directors considered that the Interim Investment Advisory Agreement and New Investment Advisory Agreement were substantially identical in all material respects to the Prior Investment Advisory Agreement; that there will be no changes in the advisory fees; and that the fees earned will be held in escrow pending approval of the New Investment Advisory Agreement. The Directors also considered the impact of the business combination with Cowen on the services that the Adviser would provide to the Master Fund, including that the transaction would not result in any changes to the management personnel of the Adviser making all decisions regarding the day-to-day management of the Master Fund's portfolio and that the Master Fund and the Fund would not bear any expenses related to the transaction, including expenses related to the proxy statement.

With respect to the nature, extent and quality of advisory services provided by the Adviser under the New Investment Advisory Agreement, the Directors considered that the agreement provided for the same services, and contained the same terms and conditions as the Prior Investment Advisory Agreement. The Directors also considered the Adviser's representation that the Cowen transaction would not result in changes to the portfolio management personnel providing advisory services to the Master Fund or to their investment process. The Directors also considered that, as a result of the Cowen transaction, the Adviser would have a greater depth of portfolio management and financial services and expertise. The Directors also considered the Adviser's representation that its compliance program and procedures would not change. Based on this review, the Directors concluded that the Adviser had the capabilities, resources and personnel necessary to manage the Master Fund.

With respect to the advisory fees to be paid under the New Investment Advisory Agreement the Directors considered that the Interim Investment Advisory Agreement and New Investment Advisory Agreement had the same fees as the Prior Investment Advisory Agreement, including the incentive fees payable by the Manager to the Adviser when the Fund's performance exceeds certain levels and that such fees are paid by the Manager. The Directors noted that they had reviewed and considered the advisory and incentive fees paid to the Adviser under the Prior Investment Advisory Agreement at their meeting on May 14, 2009, and that there were no changes to the fees since that meeting. And at that prior meeting, the Directors had concluded that the fees were fair and reasonable in relation to the services being provided.

Based on their evaluation of all material factors, including those described above, the Directors concluded that the terms of the New Investment Advisory Agreement are reasonable and fair and that the approval of the New Investment Advisory Agreement is in the best interests of the Master Fund and its members.

PNC ABSOLUTE RETURN TEDI FUND LLC
BOARD APPROVAL OF INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS (UNAUDITED) SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009

APPROVAL OF PRIOR AGREEMENTS

At a meeting held on May 14, 2009, the Directors of the Master Fund, including a majority of the Independent Directors, met in person and voted to approve the renewal of the Prior Investment Management Agreements separately between the Master Fund and the Predecessor Manager and the Fund and the Predecessor Manager.

The Directors considered whether the renewal of the Prior Investment Management Agreements would be in the best interests of the Master Fund and its members, an evaluation based primarily on the nature and quality of the services provided by the Predecessor Manager and the overall fairness of the Prior Investment Management Agreements. In the course of their review, the Directors with the assistance of independent counsel, considered their legal responsibilities, and reviewed materials received from the Predecessor Manager. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors.

With respect to the nature, extent and quality of investment management services to be provided by the Predecessor Manager under the Prior Investment Management Agreements for the Master Fund, the Directors considered the experience and staffing of the personnel of the Predecessor Manager dedicated to performing services for the Master Fund and the Fund. The Directors noted that the Prior Investment Management Agreement for the Master Fund authorized the Predecessor Manager to employ investment advisers to assist in the performance of any or all of the investment management services to the Master Fund under the Predecessor Manager's supervision, and that pursuant to such authority the Predecessor Manager had retained the Adviser to provide a continuing investment program for the Master Fund, including research and management of the investments and other assets. The Directors also considered the Predecessor Manager's procedures to oversee and monitor the investment activities of the Adviser and, separately, the Predecessor Manager's compliance program. Based on this review, the Directors concluded that the Predecessor Manager had the capabilities, resources and personnel necessary to act as the investment manager.

The Directors also considered the annualized returns of the Fund for the calendar year-to-date, one-year, three-year, five-year and since inception periods ended March 31, 2009 in comparison to relevant market indices and standard deviation (which reflects the overall risk of the portfolio). The comparative information showed that the Fund outperformed the HFRX Absolute Return Index for the calendar year-to-date, and underperformed for the one-year, three-year and five-year periods. The Directors concluded that the overall performance was satisfactory considering current market conditions. In addition to the performance information received by the Directors at the meeting, the Directors routinely receive detailed performance information at other regular Board meetings.

The Directors also assessed the asset-based management and incentive fees, together with the total expense ratio, of the Master Fund and the Fund as compared to the fees and expenses of the peer group of investment companies with similar investment strategies and structures that was based on publicly available sources and provided by the Predecessor Manager. The Directors recognized that it is difficult to make comparisons of the management fees because of variations in the services that are included in the fees paid by peer investment companies. The Directors noted that the Fund's fee structure provides for a performance-based incentive fee that increases the Predecessor Manager's fee level when performance exceeds certain standards and decreases the fee level when performance falls below certain standards. The Directors considered the Predecessor Manager's profitability in providing services to the Master

PNC ABSOLUTE RETURN TEDI FUND LLC
BOARD APPROVAL OF INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS (UNAUDITED) SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009

Fund and the Fund taking into account the fees and other benefits realized by the Predecessor Manager or any of its affiliates as a result of its role as investment manager and the direct and indirect expenses incurred by the Predecessor Manager in providing these services. The Directors concluded that the fees were fair and reasonable in relation to the services being provided.

Based on their evaluation of all material factors, including those described above, the Directors concluded that the terms of the Prior Investment Management Agreements were reasonable and fair and that the approval of the renewal of the Prior Investment Management Agreements was in the best interests of the Master Fund and the Fund and its members.

At the same meeting held on May 14, 2009, the Board of Directors of the Master Fund, including a majority of the Independent Directors, approved the renewal of the Prior Investment Advisory Agreement between the Master Fund, the Predecessor Manager and the Adviser.

The Directors considered whether the renewal of the Prior Investment Advisory Agreement would be in the best interests of the Master Fund and its members, an evaluation based primarily on the nature and quality of the services provided by the Adviser and the overall fairness of the Prior Investment Advisory Agreement. In the course of their review, the Directors with the assistance of independent counsel, considered their legal responsibilities, and reviewed materials received from the Adviser. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors.

The Directors considered whether the continuance would be in the best interests of the Master Fund and its members, an evaluation based primarily on the nature and quality of the services provided by the Adviser and the overall fairness of the Prior Investment Advisory Agreement to the Master Fund. In considering the nature and quality of the services, the Directors considered the investment and business operations capabilities of the Adviser. Based on this review, the Directors concluded that the Adviser had the capabilities, resources and personnel necessary to manage the Master Fund.

With respect to the overall fairness of the agreement, the Directors considered the fee structure of the agreement and the profitability of the Adviser from its association with the Master Fund. The Directors considered the Adviser's representation at the meeting that the investment advisory fee paid to the Adviser is reasonable compared with fees it received from similar advisory arrangements and that this fee is paid by the Predecessor Manager. The Directors also considered that the advisory fee structure provides for incentive fees payable by the Predecessor Manager to the Adviser when the performance of the Fund exceeds certain levels and that such fees are paid by the Predecessor Manager. The Directors recognized that it is difficult to make comparisons of profitability to other investment management contracts because comparative information is not generally publicly available and may be affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. The Directors recognized that the Adviser should be entitled to earn a reasonable level of profits for services it provides. The Directors did not put great weight on the Adviser's profitability but recognized that the negotiation of the subadvisory fee is an arms' length transaction between the Predecessor Manager and the Adviser. The Directors noted that the assets of the Master Fund had not yet grown to the point where real economies of scale could be realized.

PNC ABSOLUTE RETURN TEDI FUND LLC
BOARD APPROVAL OF INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS (UNAUDITED) SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009

Based on their evaluation of all material factors, including those described above, the Directors concluded that, based on the services that the Adviser would provide to the Master Fund under the agreement and the expenses incurred by the Adviser in the performance of such services, the compensation to be paid to the Adviser was fair and reasonable and that the approval of the Prior Investment Advisory Agreement is in the best interests of the Master Fund and its members.

PNC ABSOLUTE RETURN TEDI FUND LLC
OTHER INFORMATION (UNAUDITED)
SEPTEMBER 30, 2009

PORTFOLIO HOLDINGS DISCLOSURE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q are available on the Commission's web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-239-0418; and (ii) on the Commission's website at http://www.sec.gov.

MANAGER AND ADMINISTRATOR
PNC Capital Advisors, LLC
Two Hopkins Plaza
Baltimore, Maryland 21201

ADVISER
Ramius Alternative Solutions LLC
599 Lexington Avenue, 19th Floor
New York, New York 10022

SUB-ADMINISTRATOR
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

PNC ABSOLUTE RETURN MASTER FUND LLC
SEMI-ANNUAL REPORT (UNAUDITED)
SEPTEMBER 30, 2009

PNC ABSOLUTE RETURN MASTER FUND LLC
CONTENTS (UNAUDITED)
SEPTEMBER 30, 2009

                                                                            PAGE
                                                                            ----
Fund Commentary .........................................................     2
FINANCIAL STATEMENTS
Schedule of Investments .................................................     7
Statement of Assets and Liabilities .....................................     9
Statement of Operations .................................................    10
Statements of Changes in Members' Capital ...............................    11
Statement of Cash Flows .................................................    12
Financial Highlights ....................................................    13
Notes to Financial Statements ...........................................    14
Board Approval of Investment Management and Advisory Agreements .........    22
Other Information .......................................................    28

PNC ABSOLUTE RETURN MASTER FUND LLC
FUND COMMENTARY (UNAUDITED)
SEPTEMBER 30, 2009

Dear Members:

PNC Absolute Return Master Fund1 (the "Fund") gained 9.04%, net of all fees, expenses and incentive allocations, for the six months ended September 30, 2009 (the "Reporting Period"). The Fund produced positive returns in each of the six months ended September 30, 2009. To compare, the Fund significantly outperformed the HFRX Absolute Return Index,(2) which generated a -3.28% return during the same time frame. The Fund also outpaced the 5.60% advance of the Barclays Capital U.S. Aggregate Bond Index(3) (formerly the Lehman Brothers Aggregate Bond Index), although it lagged the 34.02% return of the S&P 500 Index(4) over the same period.

As always, it is important to maintain a long-term perspective. Since its inception on December 27, 2002, the Fund has gained 3.23%, net of all fees, expenses and incentive allocations, on an annualized basis through September 30, 2009.

MARKET AND ECONOMIC REVIEW

The Reporting Period was dominated by the significant turnaround in the equity markets that began on March 9 after Vikram Pandit, CEO of Citigroup, announced that Citigroup was having its best quarter since 2007. Interestingly, on that same day, the American Association of Individual Investors admitted that its latest survey indicated the most bearish view since it began collecting data in 1987. Such a view was quite likely the lingering impact of late 2008 events. As we all remember too clearly, at the end of 2008, the landscape changed to a full blown economic crisis as opposed to the financial and financing crises that intensified following the collapse of Lehman Brothers in mid-September 2008. As a result, when the Reporting Period began with the second quarter of 2009, investors and the financial markets continued to be influenced--sometimes overly so--by the release of each economic data point, corporate profit announcement or government program designed to stimulate or socialize potential economic black holes. Equity and non-Treasury fixed income markets continued to rally through the third quarter of 2009, although sensitivity to news flow persisted.

At the epicenter of the economic storm, there was a global inventory adjustment never witnessed before. Industrial production and export data coming out of exporting nations such as Germany, Taiwan and Japan lay bare the painful extent of this adjustment. The inventory adjustment was being driven, at its source, by both an actual and anticipated decline in global aggregate demand as over-leveraged Anglo-Saxon consumers sought to repair their balance sheets, with the result being an increase in savings rates. Corporations added to this negative adjustment by responding with capital expenditure cuts, slashed fixed costs and reduced work forces. All of these corporate management strategies helped buffer declines in corporate profits but also added to the economic headwinds facing the consumer, as income levels declined and unemployment rose, especially in the U.S. and Europe. The response by governments and central banks was both conventional and unconventional monetary policy, massive government stimulus plans and a vast array of programs and bailouts.

FUND REVIEW

During the Reporting Period, we increased the Fund's allocation to Global Macro and Managed Futures strategies and significantly decreased the percentage of the Fund's total assets allocated to the Fixed Income Arbitrage strategy. The following discussion focuses only on those strategies where the Fund had its greatest emphasis during the Reporting Period.

PNC ABSOLUTE RETURN MASTER FUND LLC
FUND COMMENTARY (UNAUDITED)
SEPTEMBER 30, 2009

HEDGED EQUITY. As mentioned above, the global equity markets experienced a dramatic rally during the Reporting Period. The rally was driven primarily by a combination of better-than-expected corporate earnings results and expectations for earnings growth over the remaining months of 2009. A low interest rate environment also made equities attractive relative to cash. The S&P 500 Index gained 34.02% and the MSCI All Country World Index(5) soared 42.31% during the six months ended September 30, 2009. Cyclical areas of the equity markets performed best in a classic rotation anticipating economic recovery. The rotation of style that occurred was also typical, with risk (or beta), value-oriented and small-capitalization equities outperforming their higher quality, growth-oriented, larger-capitalization counterparts during the Reporting Period. Given this backdrop, the performance of the Fund's underlying long/short equity sub-funds was strongly positive in absolute return terms during the Reporting Period, despite trailing the advance of the broad equity indices. The more directional managers, or those that maintain some exposure to the market thereby placing less emphasis on hedging risk, performed best compared to the more trading-oriented managers, who tend to employ more macroeconomic modeling. Morgan Stanley reported that aggregate gross and net exposures of more than 200 long/short equity funds increased from 138% gross and 41% net at the close of the second calendar quarter to 146% gross and 53% net through the end of the third calendar quarter. This was consistent with the Fund's underlying universe of hedged equity sub-funds, which increased both gross and net exposures, on average, to levels seen prior to the Lehman Brothers bankruptcy in mid-September 2008. This re-risking corresponded with a rotation into the more cyclical sectors of the equity markets, including investments in information technology, financials and consumer discretionary.

CREDIT-BASED. In addition to the strong rally in the equity markets, the Reporting Period was witness to the greatest rebound in the history of the credit markets, as spread, or non-Treasury, fixed income sectors rallied dramatically from the depressed values seen at the beginning of March 2009. The credit markets were bolstered by heavy inflows into credit-oriented mutual funds, as investors began moving out of money market accounts into riskier assets. The high yield corporate bond and leveraged loan markets were the primary beneficiaries of this trend, up 40.94% and 30.43%, respectively, during the Reporting Period, as measured by the JP Morgan Global High Yield Index(6) and Credit Suisse Leveraged Loan Index(7), respectively. The rally began in higher quality credits but later included more speculative issuers, as risk appetites heightened. The tightening of spreads, or the difference in yields between non-Treasury and duration-matched Treasury securities, and the flow of capital into these credit-based securities enabled companies to raise significant capital via the new issue market. The reopening of the primary market together with the ability of firms to get amendment relief and the execution of debt exchanges eased default concerns, which fueled the rally further. Supported by this backdrop, the Fund's credit-based managers' performance during the Reporting Period was better than virtually all other areas of the alternatives universe. Pure distressed managers led the pack, as their strategy often entails very little in terms of hedging, and the trajectory of the market was up throughout most of the Reporting Period. Managers that employ a more balanced approach with smaller net exposures also generated solid returns but did not participate in the credit market rally to the same extent. These managers concentrated their short exposures primarily in investment grade credit default swaps, which detracted from performance. Credit default swaps are contracts that insure against default of certain fixed income securities, including municipal bonds, corporate debt and mortgage-backed securities. Additionally, many of the Fund's credit-based managers implemented policies to hedge tail risk in their credit portfolios with out-of-the-money puts on the S&P 500 Index. In general terms, tail risk is a form of portfolio risk that arises with the possibility that an investment will significantly rise or fall more often than would be expected under "normal" statistical distributions law. An out-of-the-money put is a put option with a strike price significantly below the market price of the underlying asset. The implementation of this complex

PNC ABSOLUTE RETURN MASTER FUND LLC
FUND COMMENTARY (UNAUDITED)
SEPTEMBER 30, 2009

strategy cost managers from 25 to 75 basis points (0.25% to 0.75%) per month depending on the amount of premium they committed to the trade. Across the board, though to varying degrees, the Fund's credit-based managers pruned some of their highest beta positions into the rally, thereby de-risking their portfolios.

EVENT-DRIVEN. During the Reporting Period, the Fund's event driven strategy managers performed quite well, driven primarily by investments in stressed/distressed corporate credit. Directional equity strategies, such as deep value with a catalyst, also performed well. The Fund's merger arbitrage sub-fund underperformed other strategies, but generated positive absolute returns nonetheless. Despite the rally in risk assets during the Reporting Period, there continued to be very little in the way of corporate activity. Indeed, total deal value of $66 billion during the Reporting Period neared the lows of 2002, and the number of announced deals, i.e. 32, reached levels not seen since early 2003. The largest announced deals during the Reporting Period were Oracle's acquisition of Sun Microsystems for $7.1 billion and Xerox's purchase of Affiliated Computer Service for $6.3 billion. Within distressed strategies, bond-for-loan takeouts and sponsor-led debt exchanges were key components in lowering default expectations for 2010. At the end of September 2009, defaults were expected to peak at 12.5% at year-end 2009 and then drop precipitously to 4.5% during 2010, according to strategists at Moody's Investor Service. While companies certainly have bought themselves more time, there exists approximately $1 trillion of high yield corporate bonds and loans maturing between 2012 and 2015 that will need to be paid off or refinanced. Such a scenario leads many to conclude that a second surge of defaults may occur in two years time, creating, in our view, the potential for significant opportunity for distressed debt managers.

GLOBAL MACRO AND MANAGED FUTURES. The Fund's global macro strategy generated strong performance during the Reporting Period. While the rally in risk assets initially caught some macro investors off guard, the Fund's macro managers adjusted to the shifting environment expeditiously and were able to extract returns across the spectrum of asset classes. Several themes drove macro economic positioning. These included the deluge of liquidity by central bankers, the uptick in global economic activity as a result of excessive production cutbacks, the diverging growth paths of emerging and developed world economies, and the anticipation of exit strategies from monetary and fiscal stimulus. In commodities, managers benefited from the upward momentum in gold, crude oil and industrial commodities prices, as driven by anticipated inflation rates and the increase in economic activity. In fixed income, long/short rates positioning contributed significantly to performance. The market was priced for tightening over the near term, while the Fund's macro managers expressed a lower-for-longer view, given weak fundamentals and mild inflation due to pervasive slack/overcapacity. In currencies, the short U.S. dollar theme remained prevalent, particularly against emerging market currencies, benefiting most of the Fund's macro managers. Managed futures strategies had a particularly strong third calendar quarter after struggling during the first months of the Reporting Period. Broadly speaking, margin-to-equity levels increased significantly based on diminished volatility and increasing trending markets. More specifically, the collapse of volatility during the Reporting Period proved particularly challenging for the long-volatility segment of the short-term CTA (Commodity Trading Advisors) space.

STRATEGY AHEAD

Looking forward over the near term, the size and scale of government responses to the economic and financial crises, especially in the U.S. and China, will leave a footprint both favorable and unfavorable, in our view. As with most things in life, we will probably first see the favorable footprints, or at least be told of them by their sponsors. Over time, however, the less favorable marks of their admittedly required intervention may begin to be revealed.

PNC ABSOLUTE RETURN MASTER FUND LLC
FUND COMMENTARY (UNAUDITED)
SEPTEMBER 30, 2009

At the end of September 2009, the major debate raging among economists was about how the world will look post the inventory adjustment occurring at the epicenter of the economic storm. In fact, the debate included what the world would look like following an anticipated mini-cyclical re-stocking, as inventory levels had been cut so drastically and are recovering from their lows. Economists and investment professionals have thrown most letters of the alphabet into the discussion, trying to predict the shape of future U.S. and global economic growth--or further declines. Predictions range from V-shape, L, U, W or even an inverted square-root sign. Unfortunately, one engine of global economic growth, the U.S. consumer, lives and works in a predominantly service economy and therefore inventory re-stocking will be less relevant than in more manufacturing-based economies. The result may be a slower, more muted recovery in the U.S. than elsewhere. That said, whatever the shape and form of the economic recovery, we believe there will some rebalancing of previous imbalances between developed and developing economies. The potential for real and lasting decoupling in both economic growth and financial asset returns between specific emerging versus developed markets began to be realized after the first quarter of 2009 and, in our view, continues to be a theme going forward.

Asset prices reached a point of stability earlier in 2009 when liquidations led by de-leveraging slowed and finally stopped. The recovery in many risk assets from the low of March 9 was, at the end of September, linked in a more normal fashion to economic stability and recovery. As a result, once the correct letter of the alphabet (i.e. V, L, U or W), has been assigned to the world economy, it may become more clear as to whether or not the strong asset rally enjoyed during the Reporting Period was "too much, too fast" or merely the beginning of a return to what many in the industry are referring to as the "new normal."

Sincerely,

RAMIUS ALTERNATIVE SOLUTIONS LLC
(FORMERLY, RAMIUS FUND OR FUNDS GROUP LLC)

(1) THE FUND COMMENCED INVESTMENT OPERATIONS ON JULY 1, 2006. THE PERFORMANCE AND PORTFOLIO HOLDINGS DISCUSSED HEREIN INCLUDE THE PAST PERFORMANCE AND PORTFOLIO HOLDINGS OF A PREDECESSOR FUND WITH THE SAME INVESTMENT OBJECTIVE AND STRATEGIES THAT TRANSFERRED ALL OF ITS ASSETS TO THE FUND ON JULY 1, 2006.

(2) THE HFRX ABSOLUTE RETURN INDEX IS AN INVESTABLE HEDGE FUND INDEX DESIGNED TO PROVIDE CONSISTENT RETURNS WITH MINIMAL CORRELATION TO THE EQUITY AND FIXED INCOME MARKETS.

(3) THE BARCLAYS CAPITAL AGGREGATE BOND INDEX (FORMERLY THE LEHMAN BROTHERS AGGREGATE BOND INDEX) IS A MARKET-WEIGHTED, INTERMEDIATE-TERM BOND INDEX THAT ENCOMPASSES U.S. TREASURY AND AGENCY SECURITIES AND INVESTMENT GRADE CORPORATE AND INTERNATIONAL (DOLLAR DENOMINATED) BONDS. IT IS AN UNMANAGED INDEX FREQUENTLY USED AS A GENERAL MEASURE OF BOND MARKET PERFORMANCE. AN INVESTOR MAY NOT INVEST DIRECTLY INTO THE INDEX.

(4) THE S&P 500 INDEX IS A CAPITALIZATION WEIGHTED INDEX OF 500 OF THE LARGEST COMPANIES TRADING ON THE NYSE, AS SELECTED BY STANDARD & POOR'S. WIDELY REGARDED AS THE STANDARD FOR MEASURING LARGE-CAP U.S. STOCK MARKET PERFORMANCE, THE INDEX INCLUDES EXPOSURE IN ALL SECTORS AND INDUSTRIES. AN INVESTOR MAY NOT INVEST DIRECTLY INTO THE INDEX.

(5) THE MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY WORLD INDEX (MSCI AC WORLD INDEX) IS A MARKET CAPITALIZATION WEIGHTED INDEX COMPOSED OF OVER 2,000 COMPANIES, AND IS REPRESENTATIVE OF THE MARKET STRUCTURE OF 46 DEVELOPED AND EMERGING MARKET COUNTRIES IN NORTH AND SOUTH AMERICA, EUROPE, AFRICA,

PNC ABSOLUTE RETURN MASTER FUND LLC
FUND COMMENTARY (UNAUDITED)
SEPTEMBER 30, 2009

     AND THE PACIFIC RIM. THE INDEX IS CALCULATED WITH NET DIVIDENDS REINVESTED IN U.S. DOLLARS. AN INVESTOR MAY NOT INVEST DIRECTLY INTO THE INDEX.

(6) THE JP MORGAN GLOBAL HIGH YIELD INDEX IS AN UNMANAGED INDEX USED TO MIRROR THE INVESTABLE UNIVERSE OF THE U.S. DOLLAR GLOBAL HIGH YIELD CORPORATE DEBT MARKET OF BOTH DEVELOPED AND EMERGING MARKETS. THE INDEX REFLECTS REINVESTMENT OF ALL DISTRIBUTIONS AND CHANGES IN MARKET PRICES.

(7) THE CREDIT SUISSE LEVERAGED LOAN INDEX IS A MARKET VALUE-WEIGHTED INDEX DESIGNED TO REPRESENT THE INVESTABLE UNIVERSE OF THE U.S.
     DOLLAR-DENOMINATED LEVERAGED LOAN MARKET.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PNC ABSOLUTE RETURN MASTER FUND LLC
SCHEDULE OF INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 2009

            INVESTMENT STRATEGY AS A PERCENTAGE OF TOTAL INVESTMENTS

                                  (PIE CHART)

Multi-Strategy         23%
Hedged Equity          22%
Event-Driven           22%
Credit Based           15%
Global Macro           13%
Managed Futures         3%
Opportunistic Equity    2%

                                                                             % OF
                                                                           MEMBERS'
INVESTMENT FUNDS*                                   COST         VALUE      CAPITAL    LIQUIDITY***
-----------------                                ----------   ----------   --------   -------------
MULTI-STRATEGY
   Amaranth Partners, L.L.C.                     $  156,400   $   94,041     0.23%      Annually
   Elliott Associates, L.P.                       1,502,436    3,353,344     8.06     Semi-Annually
   Goldman Investment Partners                    2,500,000    2,503,261     6.02       Quarterly
   HBK Fund, L.P.**                                 713,056      635,096     1.53       Quarterly
   Millenium USA, LP**                            1,713,760    1,870,897     4.50       Quarterly
                                                 ----------   ----------    -----
      Total Multi-Strategy                        6,585,652    8,456,639    20.34
HEDGED EQUITY
   Ascend Partners Fund II, L.P.                  1,064,378    1,507,666     3.62       Quarterly
   Atlas Global, LLC                              1,500,000    1,554,043     3.74       Annually
   OMG Opportunities 2X Fund Limited              1,300,000    1,333,181     3.20        Monthly
   Perry Partners, L.P.                             124,649      109,300     0.26       Annually
   PFM Diversified Fund, L.P.                     1,500,000    1,594,860     3.83       Quarterly
   SAC Multi-Strategy Fund LP**                     696,940      628,172     1.51       Annually
   SCP Domestic Fund, L.P.                        1,000,000    1,696,885     4.08       Quarterly
                                                 ----------   ----------    -----
      Total Hedged Equity                         7,185,967    8,424,107    20.24
EVENT-DRIVEN
   Aspen Partners, L.P.                              27,495       25,716     0.06       Annually
   Canyon Value Realization Fund, L.P.**            298,678      366,187     0.88       Quarterly
   Castlerigg Partners, L.P.**                      612,726      457,553     1.10       Quarterly
   Cerberus Partners, L.P.**                      1,116,256    1,884,426     4.53     Semi-Annually
   Cevian Capital II, L.P.                        1,750,000    1,528,153     3.67       Annually
   Icahn Partners, L.P.                           1,337,873    1,203,807     2.89     Semi-Annually
   Montrica Global Opportunities, L.P.**            204,852      139,008     0.33       Quarterly
   Sisu Capital                                   1,200,000      926,074     2.23        2-Year
   Lenado Partners, Series A of Lenado Capital
      Partners L.P. +                             1,032,915      210,149     0.51       Annually
   Taconic Opportunity Fund, L.P.                 1,142,149    1,360,460     3.27       Annually
                                                 ----------   ----------    -----
      Total Event-Driven                          8,722,944    8,101,533    19.47

                                                                     (CONTINUED)

PNC ABSOLUTE RETURN MASTER FUND LLC
SCHEDULE OF INVESTMENTS (UNAUDITED)
SEPTEMBER 30, 2009

                                                                               % OF
                                                                             MEMBERS'
INVESTMENT FUNDS* (CONTINUED)                       COST         VALUE        CAPITAL   LIQUIDITY***
-----------------------------                    ----------    ----------    --------   ------------
CREDIT BASED
   Blue Mountain Credit, L.P.                    $   705,239   $ 1,063,001      2.56%     Quarterly
   Brigade Leveraged Capital Structures Fund,
      L.P.                                         1,500,000     1,668,852      4.01      Quarterly
   Claren Road Credit Partners, L.P.               1,200,000     1,298,937      3.12      Quarterly
   GSO Liquidity Partners L.P.                       500,000       349,323      0.84       3-Year
   GSO Liquidity Sidecar L.P.                         88,464       148,624      0.36       3-Year
   GSO Special Situations, L.P.                      305,086       312,927      0.75      Quarterly
   MKP Credit, L.P.                                1,193,430     1,717,472      4.13      Annually
                                                 -----------   -----------    ------
      Total Credit Based                           5,492,219     6,559,136     15.77
GLOBAL MACRO
   Brevan Howard, L.P.                             1,328,495     2,680,926      6.44       Monthly
   Bridgewater Pure Alpha Trading Company Ltd.     1,200,000     1,249,079      3.00       Monthly
   COMAC Global Macro Fund, L.P.                   1,000,000     1,066,183      2.56       Monthly
                                                 -----------   -----------    ------
      Total Global Macro                           3,528,495     4,996,188     12.00
MANAGED FUTURES
   Bluetrend Fund L.P. (Class A)                   1,000,000     1,036,553      2.49       Monthly
                                                 -----------   -----------    ------
      Total Managed Futures                        1,000,000     1,036,553      2.49
OPPORTUNISTIC EQUITY
   SAC Capital Management L.P.                       800,000       870,908      2.09      Quarterly
                                                 -----------   -----------    ------
      Total Opportunistic Equity                     800,000       870,908      2.09
                                                 -----------   -----------    ------
Total Investment Funds                            33,315,277    38,445,064     92.40
                                                 -----------   -----------    ------
REGISTERED INVESTMENT COMPANY
   SEI Daily Income Trust Money Market Fund
      Fund, Class A, 0.030%++                      5,255,965     5,255,965     12.63        Daily
                                                 -----------   -----------    ------
TOTAL INVESTMENTS                                $38,571,242   $43,701,029    105.03%
                                                 ===========   ===========    ======

----------
*    All investment funds are non-income producing.

**   Fund investment fully or partially segregated to cover tender offers.

***  Liquidity terms shown apply after lock-up provisions.

+ This investment fund has been fair valued by the Fund's Pricing Committee in accordance with procedures approved by the Board of Directors.

++   Rate shown is the 7-day effective yield as of September 30, 2009.

As of September 30, 2009, the value of the Master Fund's investments by country as a percentage of members' capital is as follows:

COUNTRY                       COST         VALUE
-------                   -----------   -----------
Cayman Islands - 3.20%    $ 1,300,000   $ 1,333,181
United States - 101.83%    37,271,242    42,367,848
                          -----------   -----------
                          $38,571,242   $43,701,029
                          ===========   ===========

The aggregate cost of investments for tax purposes is expected to be similar to book cost of $38,571,242. Net unrealized appreciation on investments for tax purposes was $5,129,787 consisting of $7,180,301 of gross unrealized appreciation and $2,050,514 of gross unrealized depreciation.

The investments in Investment Funds shown above, representing 92.40% of members' capital, have been fair valued in accordance with procedures established by the Board of Directors.

PNC ABSOLUTE RETURN MASTER FUND LLC
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
SEPTEMBER 30, 2009

ASSETS
Investment Funds, at value (cost $33,315,277)                    $38,445,064
Investment in registered investment company (cost $5,255,965)*     5,255,965
Receivable from fund investments sold                                394,627
Due from feeder funds                                                192,453
Dividend income receivable                                               400
Prepaid expenses                                                      12,402
                                                                 -----------
   Total assets                                                   44,300,911
                                                                 -----------
LIABILITIES
Due to feeder funds for tender offers                              2,600,000
Management fee payable                                                63,943
Directors' fees payable                                                4,814
Chief Compliance Officer fees payable                                  1,958
Other accrued expenses                                                21,663
                                                                 -----------
   Total liabilities                                               2,692,378
                                                                 -----------
   Net assets                                                    $41,608,533
                                                                 ===========
MEMBERS' CAPITAL
Capital                                                          $30,388,988
Accumulated net investment loss                                   (3,437,692)
Accumulated net realized gain on investments                       9,527,450
Net unrealized appreciation on investments                         5,129,787
                                                                 -----------
   Members' capital                                              $41,608,533
                                                                 ===========

*    See Note 2 in Notes to Financial Statements.

    The accompanying notes are an integral part of the financial statements.

PNC ABSOLUTE RETURN MASTER FUND LLC
STATEMENT OF OPERATIONS (UNAUDITED)
SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009

INVESTMENT INCOME
Dividend income                                              $    10,236
                                                             -----------
OPERATING EXPENSES
Management fees                                                  271,190
Administration fees                                               43,795
Directors' fees                                                   32,752
Chief Compliance Officer fees                                      4,573
Audit fees                                                        29,903
Legal fees                                                        15,958
Line of credit facility fees                                       4,736
Printing fees                                                      2,396
Custodian fees                                                     2,190
Other expenses                                                    15,212
                                                             -----------
   Operating expenses                                            422,705
                                                             -----------
   Net investment loss                                          (412,469)
                                                             -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments                                (523,730)
Net change in unrealized appreciation on investments           4,626,078
                                                             -----------
   Net realized and unrealized gain on investments             4,102,348
                                                             -----------
Net increase in members' capital from operating activities   $ 3,689,879
                                                             ===========

    The accompanying notes are an integral part of the financial statements.

PNC ABSOLUTE RETURN MASTER FUND LLC
STATEMENTS OF CHANGES IN MEMBERS' CAPITAL

FOR THE YEAR ENDED MARCH 31, 2009
FROM OPERATING ACTIVITIES
Net investment loss                                             $ (1,033,760)
Net realized gain on investments                                   2,196,747
Net change in unrealized appreciation
   on investments                                                (10,928,265)
                                                                ------------
   Net decrease in members' capital
      from operating activities                                   (9,765,278)
                                                                ------------
MEMBERS' CAPITAL TRANSACTIONS
Proceeds from sales of Interests                                     691,350
Cost of Interests repurchased                                     (5,680,674)
                                                                ------------
   Net decrease in members' capital
      from capital transactions                                   (4,989,324)
                                                                ------------
MEMBERS' CAPITAL
Balance at beginning of year                                      55,099,742
                                                                ------------
Balance at end of year                                          $ 40,345,140
                                                                ============
FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2009 (UNAUDITED)
FROM OPERATING ACTIVITIES
Net investment loss                                             $   (412,469)
Net realized loss on investments                                    (523,730)
Net change in unrealized appreciation
   on investments                                                  4,626,078
                                                                ------------
   Net increase in members' capital
      from operating activities                                    3,689,879
                                                                ------------
MEMBERS' CAPITAL TRANSACTIONS
Proceeds from sales of Interests                                     173,511
Cost of Interests repurchased                                     (2,599,997)
                                                                ------------
   Net decrease in members' capital
      from capital transactions                                   (2,426,486)
                                                                ------------
MEMBERS' CAPITAL
Balance at beginning of period                                    40,345,140
                                                                ------------
Balance at end of period                                        $ 41,608,533
                                                                ============

    The accompanying notes are an integral part of the financial statements.

PNC ABSOLUTE RETURN MASTER FUND LLC
STATEMENT OF CASH FLOWS (UNAUDITED)
SIX MONTH PERIOD ENDED SEPTEMBER 30, 2009

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in members' capital from operating activities             $ 3,689,879
Adjustments to reconcile net increase in members' capital from operating activities to net cash provided by operating activities
   Net change in unrealized appreciation on investments                 (4,626,078)
   Net realized loss on investments                                        523,730
   Purchases of investments                                             (8,004,000)
   Proceeds from sale of investments                                     3,886,287
   Net sale of short term investments                                      950,477
   Decrease in dividend income receivable                                    3,776
   Decrease in fund investments made in advance                          2,300,000
   Decrease in receivable from fund investments sold                     3,975,911
   Increase in due from feeder funds                                      (192,453)
   Decrease in prepaid expenses                                              5,092
   Increase in Chief Compliance Officer fees payable                         1,115
   Decrease in administration fee payable                                  (66,192)
   Decrease in management fee payable                                       (5,229)
   Increase in Directors' fees payable                                       2,350
   Decrease in other accrued expenses                                      (18,179)
                                                                       -----------
      Net cash provided by operating activities                          2,426,486
                                                                       -----------
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of Interests                                           173,511
Cost of Interests repurchased                                           (2,599,997)
                                                                       -----------
      Net cash used in financing activities                             (2,426,486)
                                                                       -----------
      Net change in cash and cash equivalents                                   --
CASH AND CASH EQUIVALENTS
Beginning of period                                                             --
                                                                       -----------
End of period                                                          $        --
                                                                       ===========

    The accompanying notes are an integral part of the financial statements.

PNC ABSOLUTE RETURN MASTER FUND LLC
FINANCIAL HIGHLIGHTS

                                            SIX-MONTH
                                          PERIOD ENDED                                PERIOD
                                          SEPTEMBER 30,   YEAR ENDED   YEAR ENDED      ENDED
                                              2009         MARCH 31,    MARCH 31,   MARCH 31,
                                          (UNAUDITED)        2009         2008         2007+
                                          -------------   ----------   ----------   ---------
Total return (1)                                9.04%       (17.62)%       3.29%        4.42%
Members' Capital, end of period (000's)      $41,609       $40,345      $55,100      $56,079
RATIOS TO AVERAGE NET ASSETS
   Net investment loss                         (1.88)%(3)    (2.03)%      (1.93)%      (1.92)%(3)
   Net operating expenses (2)                   1.93%(3)      2.12%        2.00%        2.02%(3)
Portfolio turnover                             13.75%(4)     11.39%       14.22%       35.12%(4)

+ The Fund was seeded on May 10, 2006 and commenced investment operations on July 1, 2006.

(1) Total return is calculated for all the Members taken as a whole. A member's return may vary from these returns based on the timing of capital transactions. The total return is calculated for the period indicated.

(2) Does not include expenses of the Investment Funds in which the Master Fund invests. The expense ratio is calculated for all Members taken as a whole. The computation of such ratios based on the amount of expenses assessed to a member's capital may vary from these ratios based on the timing of capital transactions.

(3)  Annualized.

(4)  Not annualized.

    The accompanying notes are an integral part of the financial statements.

PNC ABSOLUTE RETURN MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
SIX MONTH PERIOD ENDED SEPTEMBER 30, 2009

1.   ORGANIZATION

     PNC Absolute Return Master Fund LLC, the "Master Fund", is a limited liability company organized under the laws of the state of Delaware and registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a closed-end, non-diversified, investment management company. The Master Fund was formed on August 4, 2005 with operations commencing upon the transfer of $55,921,867 (comprised of $54,892,511 of fund investments, $796,101 of cash, $232,881 of receivable from fund investments sold, and $374 of dividends receivable) from PNC Absolute Return Fund LLC on July 1, 2006. Unrealized appreciation on the fund investments of $12,732,962 was included in the transfer. The Master Fund is a "master" fund within a "master-feeder" structure. Within this structure, one or more feeder funds (the "Members") invest all or substantially all of their investable assets in a master fund. The feeder funds' investment objectives are substantially the same as those of the Master Fund.

     The Master Fund's investment objective is to seek capital appreciation principally by investing in investment vehicles, typically referred to as hedge funds ("Investment Funds") managed by third-party investment managers ("Investment Managers") who employ a variety of alternative investment strategies each of which typically invests in either one or more absolute return strategies that tend to exhibit substantially lower volatility (as measured by standard deviation) than the average common stock trading on a U.S. exchange or an index of stocks such as the S&P 500 Index. The Master Fund seeks Investment Funds that have historically shown relatively low (in some cases negative) correlation to each other, as well as low to negative correlation to broad equity and bond indices. Therefore, a fund of hedge funds, such as the Master Fund, focusing on the absolute return sector seeks to generate positive absolute returns over a market cycle with relatively low volatility.

     The Master Fund's Board of Directors (the "Board") has overall responsibility to manage and control the business operations of the Master Fund on behalf of the Members. At least a majority of the Board consists of persons who are not "interested persons" (as defined in the 1940 Act).

     Prior to September 29, 2009, PNC Capital Advisors, Inc. served as investment manager of the Master Fund. On September 29, 2009, the predecessor investment manager to the Master Fund, PNC Capital Advisors, Inc., merged with Allegiant Asset Management Company ("Allegiant"), its affiliate, to form PNC Capital Advisors, LLC (the "Manager"), a Delaware limited liability company (the "Merger"). The Manager and its predecessors, PNC Capital Advisors, Inc. and Allegiant, are indirect wholly-owned subsidiaries of The PNC Financial Services Group, Inc. ("PNC"). PNC acquired Allegiant through the merger of National City Corporation into PNC on December 31, 2008 and subsequently consolidated the institutional and mutual fund investment advisory operations of PNC Capital Advisors, Inc. and Allegiant to form the Manager. The merger resulted in an "assignment," as that term is defined in the 1940 Act, of the investment management agreements with PNC Capital's predecessor that were in effect prior to the merger. As a result, those agreements automatically terminated in accordance with their terms. The Manager is currently serving as the investment manager to the Master Fund pursuant to an interim investment management agreement approved by the Board of Directors on August 11, 2009, which became effective on September 30, 2009. The Manager will continue to serve in such capacity (unless sooner terminated) until Members either approve or disapprove the new investment management agreement or February 27, 2010, whichever is sooner. The Manager oversees the management of the day-to-day operations of the Master Fund under the supervision of the Master Fund's Board of Directors.

PNC ABSOLUTE RETURN MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
SIX MONTH PERIOD ENDED SEPTEMBER 30, 2009

     The Manager has delegated its responsibilities for formulating a continuing investment program for the Master Fund and investment decisions regarding the purchases and withdrawals of interests in the Investment Funds to Ramius Alternative Solutions LLC (formerly, Ramius Fund of Funds Group
     LLC), the "Adviser". The Adviser is registered as an investment adviser under the Advisers Act.

     Generally, initial and additional subscriptions for limited liability company interests ("Interests") by eligible Members may be accepted at such times as the Master Fund may determine. The Master Fund reserves the right to reject any subscriptions for Interests in the Master Fund. The Master Fund from time to time may offer to repurchase outstanding Interests pursuant to written tenders by Members. These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and absolute discretion.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The Master Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of the significant accounting policies followed by the Master Fund:

     A. FINANCIAL ACCOUNTING STANDARDS BOARD ("FASB") LAUNCHES ACCOUNTING STANDARDS CODIFICATION

          The FASB has issued FASB ASC 105 (formerly FASB Statement No. 168), The "FASB Accounting Standards Codification(TM)" and the Hierarchy of Generally Accepted Accounting Principles ("ASC 105"). ASC 105 established the FASB Accounting Standards Codification(TM) ("Codification" or "ASC") as the single source of authoritative U.S. generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission ("SEC") under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become non-authoritative.

          Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.

          GAAP is not intended to be changed as a result of the FASB's Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Master Fund has implemented the Codification as of September 30, 2009.

     B.   PORTFOLIO VALUATION

          The net asset value of the Master Fund is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

          The net asset value of the Master Fund equals the value of the Master Fund's assets less the Master Fund's liabilities, including accrued fees and expenses. The Master Fund's investments in the Investment Funds are considered to be illiquid and can only be redeemed periodically. The Board has approved procedures pursuant to which the Master Fund values its investments in Investment Funds at fair value. In accordance with these procedures, the fair value of investments in Investment Funds as of each month-end ordinarily is the value determined as of such month-end for

PNC ABSOLUTE RETURN MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
SIX MONTH PERIOD ENDED SEPTEMBER 30, 2009

          each Investment Fund in accordance with each Investment Fund's valuation policies and reported at the time of the Master Fund's valuation. As a general matter, the fair value of the Master Fund's interest in an Investment Fund will represent the amount that the Master Fund could reasonably expect to receive from an Investment Fund if the Master Fund's ownership interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. In the event that an Investment Fund does not report a month-end value to the Master Fund on a timely basis or the Adviser concludes that the value provided by the Investment Fund does not represent the fair value of the Master Fund's interest in the Investment Fund, the Master Fund determines the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at such time.

          Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts the Master Fund could realize in a current market exchange and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value. The values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be realized, as such amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated.


          ASC 820 (formerly FAS No. 157 "Fair Value Measurements") establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).The three levels of the fair value hierarchy under ASC 820 are described below:

          - Level 1 - Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

          - Level 2 - Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

          - Level 3 - Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

          As required by ASC 820, investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Master Funds' investments are measured at September 30, 2009:

                                  Level 1    Level 2     Level 3        Total
                                ----------   -------   -----------   -----------
Investment Funds                $       --     $--     $38,445,064   $38,445,064
Registered Investment Company    5,255,965      --              --     5,255,965
                                ----------     ---     -----------   -----------
Total                           $5,255,965     $--     $38,445,064   $43,701,029
                                ==========     ===     ===========   ===========

PNC ABSOLUTE RETURN MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
SIX MONTH PERIOD ENDED SEPTEMBER 30, 2009

          The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

                                 Change in
  Beginning                     unrealized
Balance as of    Realized      appreciation/   Net purchase/   Ending Balance
    3/31/09     gain/(loss)   (depreciation)       sales        as of 9/30/09
-------------   -----------   --------------   -------------   --------------
 $30,225,003     ($523,730)      $4,626,078      $4,117,713      $38,445,064
 -----------     ---------       ----------      ----------      -----------

          For the six-month period ended September 30, 2009 there has been no significant changes to the Master Fund's fair valuation methodologies.

     C.   INCOME RECOGNITION AND SECURITY TRANSACTIONS

          Dividend income is recorded on the ex-dividend date. Realized gains and losses from Investment Fund transactions are calculated on the average cost basis. Security transactions are recorded on the effective date of the subscription in, or redemption out of, the Investment Fund.

          Distributions from Investment Funds, if any, will be classified as investment income or realized gains in the Statement of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics of a distribution from an Investment Fund are not available, such distribution will be classified as investment income.

     D.   FUND EXPENSES

          The Master Fund bears all expenses incurred in its business. The expenses of the Master Fund include, but are not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Fund's account; legal fees; administrative fees; auditing fees; custodial fees; costs of insurance; expenses of meetings of the Board and members; all costs with respect to communications to Members; and other types of expenses as may be approved from time to time by the Board. The Master Fund allocates the expense it incurs to its Members. In addition, the Master Fund pays the expense allocated to, and incurred by, the Members and is reimbursed by the Members through the redemption of Interests by the Members.

          The managers of the Investment Funds in which the Master Fund invests also receive fees for their services. These allocations/fees include management fees based upon the net asset value of the Master Fund's investment and an incentive or performance fee based upon the Master Fund's share of net profits in the Investment Fund. For the six-month period ended September 30, 2009, allocations/fees for these services ranged from 1.0% to 2.5% annually for management fees and ranged from 20% to 25% annually for the performance or incentive allocations.

     E.   INCOME TAXES

          The Master Fund intends to operate, and has elected to be treated, as a partnership for Federal income tax purposes. Each member is individually responsible for the tax liability or benefit relating to their distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements. Tax years 2006, 2007 and 2008 remain subject to examination by Federal and State jurisdictions, including those States where investors reside or States where the Master Fund is subject to other filing requirements.

PNC ABSOLUTE RETURN MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
SIX MONTH PERIOD ENDED SEPTEMBER 30, 2009

          On behalf of non-U.S. Members the Master Fund withholds and pays taxes on U.S. source income allocated from Investment Funds.

     F.   INVESTMENT IN REGISTERED INVESTMENT COMPANY

          The Master Fund invests in a registered investment company, SEI Daily Income Trust Money Market Fund (the "Fund"), for cash management purposes. At September 30, 2009, this investment consisted of 5,255,965 shares which amounted to 12.6% of members' capital.

     G.   SEGREGATED INVESTMENTS

          Certain investments have been segregated to finance the repurchase of Interests from tender offers.

     H.   CAPITAL ACCOUNTS

          Net profits or net losses of the Master Fund for each fiscal period will be allocated to the capital accounts of Members as of the last day of each fiscal period in accordance with Members' respective investment percentages of the Master Fund. Net profits or net losses will be measured as the net change in the value of the members' capital of the Master Fund during a fiscal period, before giving effect to any repurchases of interest in the Master Fund, and excluding the amount of any items to be allocated to the capital accounts of the Members of the Master Fund, other than in accordance with the Members' respective investment percentages.

     I.   USE OF ESTIMATES

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Manager to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. The Manager believes that the estimates utilized in preparing the Master Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

3.   RELATED PARTY TRANSACTIONS

     A.   MANAGEMENT FEE

          The Master Fund pays the Manager a quarterly management fee at the annual rate of 1.25% of the members' capital of the Master Fund as of the last day of the quarter including assets attributable to the Manager and before giving effect to any repurchases of Interests by the Master Fund that have not settled as of the end of the quarter. The Manager pays the Adviser half of the management fees earned from the Master Fund.

     B.   ADMINISTRATION AND OTHER FEES

          The Master Fund has also retained the Manager to serve as the administrator and pays the Manager an administration fee at an annual rate of 0.20% of members' capital of the Master Fund. The Manager has retained SEI Investments Global Funds Services ("SEI") to serve as sub-administrator whereby SEI provides administrative, accounting, and investor services, as well as serves in the capacity of transfer and distribution disbursing agent for the Master Fund. As compensation for services provided, the Manager pays SEI a fee pursuant to a written agreement between the Manager and SEI.

          SEI Private Trust Company serves as custodian for the Master Fund's assets.

PNC ABSOLUTE RETURN MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
SIX MONTH PERIOD ENDED SEPTEMBER 30, 2009

     C.   BOARD FEES

          Each Board member receives an annual retainer of $6,500 plus a fee for each meeting attended. The chairman of the Board also receives an additional annual fee of $3,333. The Master Fund also reimburses the Board members for all reasonable out of pocket expenses. Total amounts incurred related to Board meetings by the Master Fund for the six-month period ended September 30, 2009 were $32,752.

4.   CONCENTRATION OF RISK

     The Master Fund invests primarily in Investment Funds that are not registered under the 1940 Act and invest in, and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These Investment Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Investment Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Investment Funds' net asset value.

     Various risks are also associated with an investment in the Master Fund, including risks relating to the multi-manager structure of the Master Fund, risks relating to compensation arrangements and risks relating to limited liquidity.

5.   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

     In the normal course of business, the Investment Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and interest rate, credit default and total return equity swaps contracts. The Master Fund's risk of loss in these Investment Funds is limited to the value of these investments reported by the Master Fund. The Master Fund itself does not invest directly in securities with off-balance sheet risk.

6.   GUARANTOR OBLIGATIONS AND INDEMNIFICATIONS

     In the normal course of business the Master Fund enters into contracts that contain a variety of warranties and representations, which provide general indemnifications. The Master Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Master Fund that have not yet occurred. However, the Master Fund expects the risk of loss to be remote.

7.   INVESTMENT TRANSACTIONS

     For the six-month period ended September 30, 2009, the aggregate purchases and sales of investments (excluding short-term securities) were $8,004,000 and $3,886,287, respectively.

8.   TENDER OFFER

     On February 24, 2009, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $2.6 million of the members' capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value at June 30, 2009. Tenders with an estimated value in the amount of $2,600,000 were received and accepted by the Master Fund from Members. Members received a payment on July 31, 2009.

PNC ABSOLUTE RETURN MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
SIX MONTH PERIOD ENDED SEPTEMBER 30, 2009

     On August 28, 2009, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $2.6 million of members' capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value at December 31, 2009. Tenders with an estimated value in the amount of $2,600,000 were received and accepted by the Master Fund from Members. Members are entitled to receive payment of $2,600,000 on or about 30 days after December 31, 2009.

9.   LINE OF CREDIT

     The Master Fund has a line of credit with Boston Private Bank & Trust Company. The Master Fund pays a facility fee to Boston Private Bank & Trust Company equal to one quarter of one percent of the amount of the facility. For the six-month period ended September 30, 2009 the Master Fund had no borrowings.

10.  SUBSEQUENT EVENTS

     The Master Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through November 30, 2009, the date the financial statements were issued. Based on this evaluation, no adjustments were required to the Financial Statements as of September 30, 2009. However, the following are details relating to a subsequent event that has occurred since September 30, 2009 through November 30, 2009.

     The investment management agreement authorizes PNC Capital to employ an adviser to assist PNC Capital in the performance of its responsibilities under the investment management agreement, including any or all of the advisory services under PNC Capital's supervision, provided that any fees or compensation payable to such adviser shall be paid by PNC Capital. Pursuant to such authority, PNC Capital retained Ramius Fund of Funds Group LLC as the investment adviser to manage the Master Fund's investment portfolio pursuant to an Investment Advisory Agreement dated June 30, 2006, which was last approved by the Board at a meeting held on May 14, 2009 (the "Prior Investment Advisory Agreement"). Ramius Fund of Funds Group LLC was jointly owned by Ramius LLC, a limited liability company organized under the laws of Delaware, and Bayerische Hypo-und Vereinsbank AG, a German corporation. Ramius LLC was the managing member of Ramius Fund of Funds Group LLC, and the managing member of Ramius LLC was C4S & Co., L.L.C.

     On November 2, 2009, as a result of the transactions described below, Ramius Fund of Funds Group LLC changed its name to Ramius Alternative Solutions LLC and became an indirect wholly owned subsidiary Cowen Group, Inc. ("Cowen"), which is controlled by RCG Holdings LLC ("RCG Holdings").

     On November 2, 2009, RCG Holdings (formerly known as Ramius LLC) completed a previously announced transaction pursuant to which RCG Holdings sold substantially all of its assets and liabilities to Ramius LLC (formerly known as Park Exchange, LLC) ("Ramius"), a wholly-owned subsidiary of Cowen (formerly known as Lexington Park Parent Corp.) in exchange for shares of Class A Common Stock of Cowen, which shares trade on the NASDAQ market under the symbol "COWND." As of December 1, 2009, the shares of Class A Common Stock of Cowen are expected to trade on the NASDAQ market under the symbol "COWN." Also as part of the transaction, Cowen acquired Cowen Holdings, Inc. (formerly known as Cowen Group, Inc.) ("Cowen Holdings") by way of merger with each share of common stock of Cowen Holdings being converted in the merger into one share of Class A Common Stock of Cowen.

PNC ABSOLUTE RETURN MASTER FUND LLC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
SIX MONTH PERIOD ENDED SEPTEMBER 30, 2009

     In addition, HVB Alternative Advisors LLC ("HVB"), an affiliate of Bayerische Hypo-und Vereinsbank AG, received shares of Class A Common Stock of Cowen and cash in exchange for transferring to a subsidiary of Cowen the 50% interest in RASL not already owned by Ramius. As a result of the transactions described above, (i) RCG Holdings received approximately 66% of the shares of Class A Common Stock of Cowen, (ii) former Cowen Holdings stockholders collectively received approximately 29% of the shares of Class A Common Stock of Cowen, and (iii) HVB received approximately 4.9% of the shares of Class A Common Stock of Cowen.

     Subsequent to the transaction, Ramius Fund of Funds Group LLC changed its name to Ramius Alternative Solutions LLC and is no longer a joint venture between Bayerische Hypo-und Vereinsbank AG and Ramius.

     RCG Holdings continues to control RASL through its control of Cowen. RASL's and its affiliates' management and staff continue to manage the day-to-day operations of the Master Fund, including making all decisions regarding investments, client servicing and reporting. The transaction has not resulted in any change in the management personnel of, or any material change in investment management services provided by, RASL.

     As a result of the transaction, the managing members of C4S & Co., L.L.C. (which continues to be the managing member of RCG Holdings) have succeeded to the following positions with Cowen, Ramius and RASL:

     PETER COHEN is now the Chairman and Chief Executive Officer of Cowen. MORGAN STARK is now the Chief Executive Officer and President of Ramius. JEFFREY SOLOMON is now the Chairman of the Cowen Investment Committee and Head of Corporate Strategy.
     THOMAS STRAUSS is now the Chief Executive Officer and President of RASL.

     At a regular meeting held on August 11, 2009, the Board, including a majority of the Independent Directors of the Master Fund, met in person and voted to approve an interim investment advisory agreement (the "Interim Investment Advisory Agreement") between the Master Fund, PNC Capital and RASL.

     The Interim Investment Advisory Agreement took effect on November 2, 2009 and will remain in effect (unless sooner terminated) until Members either approve or disapprove the new investment advisory agreement, or March 22, 2010, whichever is sooner.

PNC ABSOLUTE RETURN MASTER FUND LLC
BOARD APPROVAL OF INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS (UNAUDITED) SIX MONTH PERIOD ENDED SEPTEMBER 30, 2009

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

On September 29, 2009, PNC Capital Advisors, Inc., the predecessor investment manager to the Master Fund (the "Predecessor Manager"), merged with Allegiant Asset Management Company ("Allegiant"), its affiliate, to form PNC Capital Advisors, LLC, a Delaware limited liability company (the "Manager"). As used herein, the merger of the Predecessor Manager and Allegiant to form the Manager is referred to as the "Merger." The Manager and its predecessors, the Predecessor Manager and Allegiant, are indirect wholly-owned subsidiaries of The PNC Financial Services Group, Inc. ("PNC"). PNC acquired Allegiant through the merger of National City Corporation into PNC on December 31, 2008 and subsequently consolidated the institutional and mutual fund investment advisory operations of the Predecessor Manager and Allegiant to form the Manager. The Merger resulted in an "assignment," as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), of the investment management agreement with the Predecessor Manager that was in effect prior to the Merger. As a result, the agreement automatically terminated in accordance with its terms.

In anticipation of the Merger, the Board of the Master Fund, including a majority of the Directors who are not "interested persons" (as such term is defined in Section 2(a)(19) of 1940 Act (the "Independent Directors")), met in person at a meeting on August 11, 2009 and approved interim investment management agreement between the Master Fund and the Manager (the "Interim Investment Management Agreement") in order for the Manager to continue to serve as the investment manager to the Master Fund in the event that the Merger occurred. At the same meeting, the Directors, including a majority of the Independent Directors, approved new investment management agreement between the Master Fund and the Manager (the "New Investment Management Agreement"), subject to approval by the members of the that invest all or substantially all of their investment assets in the Master Fund (the "Feeder Funds"). The Interim Investment Management Agreement took effect on September 30, 2009 and will remain in effect (unless sooner terminated) until members of the Feeder Funds either approve or disapprove the New Investment Management Agreement or February 27, 2010, whichever is sooner. Prior to September 30, 2009, the Predecessor Manager served as the investment manager to the Master Fund pursuant to an investment management agreement with the Master Fund (the "Prior Investment Management Agreement"). The Prior Investment Management Agreement were last approved by the Board at a meeting held on May 14, 2009 The approval of the Prior Investment Management Agreement is discussed below in the section entitled "Approval of Prior Agreements."

In reaching its decision to approve the Interim Investment Management Agreement and the New Investment Management Agreement, the Directors considered whether the New Investment Management Agreement would be in the best interests of the Master Fund and its members, an evaluation based primarily on the nature and quality of the services provided by the Manager and the overall fairness of the New Investment Management Agreement to the Master Fund.

In the course of their review, the Directors with the assistance of independent counsel, considered their legal responsibilities, and reviewed materials received from the Manager. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors. The Directors considered whether the approval would be in the best interests of the Master Fund and its members, and took into account that the Interim Investment Management Agreement and New Investment Management Agreement were substantially identical in all material respects to the Prior Investment Management Agreement; that there will be no changes in the advisory and incentive fees; and that the fees earned would be held in escrow

PNC ABSOLUTE RETURN MASTER FUND LLC
BOARD APPROVAL OF INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS (UNAUDITED) SIX MONTH PERIOD ENDED SEPTEMBER 30, 2009

pending approval of the New Investment Management Agreement. The Directors also considered the material terms of the Merger that would impact the Master Fund, including but not limited to the changes to management of the Manager; the proposed reorganization of other registered investment companies advised by the Manager; that the Master Fund and the Feeder Funds would not bear any expenses related to the acquisition, including expenses related to the proxy statement; and that the independence of the Master Fund's registered public accounting firm would not be compromised by the acquisition.

With respect to the nature, extent and quality of investment management services to be provided by the Manager under the New Investment Management Agreement to the Master Fund, the Directors considered that the agreements provided for the same services, and contained the same terms and conditions as the Prior Investment Management Agreement and the Interim Investment Management Agreement. They considered that the experience and staffing of the personnel of the Manager dedicated to performing services would not change as a result of the Merger and noted that the combined firm would have a broader depth of portfolio management, research services and investment expertise. The Directors noted that the Prior, Interim and New Investment Management Agreements for the Master Fund authorize the Manager and its predecessor to employ investment advisers to assist in the performance of any or all of the investment management services to the Master Fund under the Manager's supervision, and that pursuant to such authority the Manager had retained Ramius Fund of Funds Group LLC, now know as Ramius Alternative Solutions, LLC (the "Adviser"), to provide a continuing investment program for the Master Fund, including research and management of the investments and other assets. The Directors also considered the Manager's compliance program and its procedures and noted that the Manager and Allegiant had the same chief compliance officer and compliance staff overseeing the advisory firms' respective programs and would continue to oversee the Manager's compliance program following the business combination, including the disaster recovery plan, code of ethics and proxy voting policies and procedures. The Directors confirmed that there was no pending litigation or regulatory actions against the Manager or its predecessors that would adversely affect or prohibit the combined entity's services to the Master Fund. Based on this review, the Directors concluded that the Manager had the capabilities, resources and personnel necessary to act as the investment manager.

With respect to the advisory fees to be paid under the New Investment Management Agreement, the Directors considered that the Interim Investment Management Agreement and New Investment Management Agreement had the same advisory fee as the Prior Investment Management Agreement. The Directors noted that they had reviewed and considered the fee paid to the Manager under the Prior Investment Management Agreement at their meeting on May 14, 2009, and that there were no changes to the fee paid to the Manager since that meeting. The Directors also noted that, following the Merger, the Manager would have an expanded infrastructure and wider platform of qualified and experienced staff with no increase in fees. Based upon their review, the Directors concluded that the asset-based management fee was fair and reasonable.

The Directors also considered the annualized returns of the Master Fund for the calendar one-year, three-year, five-year and since inception periods ended June 30, 2009 in comparison to relevant market indices and standard deviation (which reflects the overall risk of the portfolio). The Directors noted that the performance of the Master Fund was that of a prior fund, which was reorganized into the current master-feeder structure whereby the Master Fund and the Feeder Funds assumed the prior fund's investment portfolio. The comparative information showed that the Master Fund outperformed the HFRX Absolute Return Index for the one-year, five-year and since inception periods, and the Directors concluded that the

PNC ABSOLUTE RETURN MASTER FUND LLC
BOARD APPROVAL OF INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS (UNAUDITED) SIX MONTH PERIOD ENDED SEPTEMBER 30, 2009

overall performance was satisfactory. In addition to the performance information received by the Directors at the meeting, the Directors routinely receive detailed performance information at other regular Board meetings.

Based on their evaluation of all material factors, including those described above, the Directors concluded that the terms of the New Investment Management Agreement was reasonable and fair and that the approval of the New Investment Management Agreement was in the best interests of the Master Fund and its members.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Investment Management Agreement authorizes the Manager to employ an adviser to assist the Manager in the performance of its investment management responsibilities, including any or all of the investment advisory services, provided that any fees or compensation payable to such adviser are paid by the Manager. The Manager retained the Adviser to manage the Master Fund's investment portfolio pursuant to an Investment Advisory Agreement dated June 30, 2006, which was last approved by the Directors at a meeting held on May 14, 2009 (the "Prior Investment Advisory Agreement"). The approval of the Prior Investment Advisory Agreement is discussed below in the section entitled "Approval of Prior Agreements."

On November 2, 2009, the Adviser, formerly known as Ramius Fund of Funds Group, LLC, changed its name to Ramius Alternative Solutions LLC and became an indirect wholly owned subsidiary Cowen Group, Inc. ("Cowen"), which is controlled by RCG Holdings LLC.

In anticipation of the transaction with Cowen, the Board of Directors of the Master Fund, including a majority of the Independent Directors, met in person at a meeting on August 11, 2009 and approved an interim investment advisory agreement (the "Interim Investment Advisory Agreement") between the Master Fund, the Manager and the Adviser. At the same meeting, the Directors, including a majority of the Independent Directors, approved a new investment advisory agreement between the Master Fund, the Manager and the Adviser (the "New Investment Advisory Agreement"), subject to approval by members of the Feeder Funds. The Interim Agreement took effect on November 2, 2009 and will remain in effect (unless sooner terminated) until members of the Feeder Funds approve or disapprove the New Investment Advisory Agreement, or March 22, 2010, whichever is sooner.

In reaching its decision to approve the New Investment Advisory Agreement, the Directors considered whether the New Investment Advisory Agreement would be in the best interests of the Master Fund and its members, an evaluation based primarily on the nature and quality of the services provided by the Adviser and the overall fairness of the New Investment Advisory Agreement.

In the course of their review, the Directors with the assistance of independent counsel, considered their legal responsibilities, and reviewed materials received from the Adviser. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors. The Directors considered that the Interim Investment Advisory Agreement and New Investment Advisory Agreement were substantially identical in all material respects to the Prior Investment Advisory Agreement; that there will be no changes in the advisory fees; and that the fees earned will be held in escrow pending approval of the New Investment Advisory Agreement. The Directors also considered the impact of the business combination

PNC ABSOLUTE RETURN MASTER FUND LLC
BOARD APPROVAL OF INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS (UNAUDITED) SIX MONTH PERIOD ENDED SEPTEMBER 30, 2009

with Cowen on the services that the Adviser would provide to the Master Fund, including that the transaction would not result in any changes to the management personnel of the Adviser making all decisions regarding the day-to-day management of the Master Fund's portfolio and that the Master Fund and the Fund would not bear any expenses related to the transaction, including expenses related to the proxy statement.

With respect to the nature, extent and quality of advisory services provided by the Adviser under the New Investment Advisory Agreement, the Directors considered that the agreement provided for the same services, and contained the same terms and conditions as the Prior Investment Advisory Agreement. The Directors also considered the Adviser's representation that the Cowen transaction would not result in changes to the portfolio management personnel providing advisory services to the Master Fund or to their investment process. The Directors also considered that, as a result of the Cowen transaction, the Adviser would have a greater depth of portfolio management and financial services and expertise. The Directors also considered the Adviser's representation that its compliance program and procedures would not change. Based on this review, the Directors concluded that the Adviser had the capabilities, resources and personnel necessary to manage the Master Fund.

With respect to the advisory fees to be paid under the New Investment Advisory Agreement the Directors considered that the Interim Investment Advisory Agreement and New Investment Advisory Agreement had the same fees as the Prior Investment Advisory Agreement, including the incentive fees payable by the Manager to the Adviser when the Feeder Funds' performance exceeds certain levels and that such fees are paid by the Manager. The Directors noted that they had reviewed and considered the advisory and incentive fees paid to the Adviser under the Prior Investment Advisory Agreement at their meeting on May 14, 2009, and that there were no changes to the fees since that meeting. And at that prior meeting, the Directors had concluded that the fees were fair and reasonable in relation to the services being provided.

Based on their evaluation of all material factors, including those described above, the Directors concluded that the terms of the New Investment Advisory Agreement are reasonable and fair and that the approval of the New Investment Advisory Agreement is in the best interests of the Master Fund and its members.

APPROVAL OF PRIOR AGREEMENTS

At a meeting held on May 14, 2009, the Directors of the Master Fund, including a majority of the Independent Directors, met in person and voted to approve the renewal of the Prior Investment Management Agreement between the Master Fund and the Predecessor Manager.

The Directors considered whether the renewal of the Prior Investment Management Agreement would be in the best interests of the Master Fund and its members, an evaluation based primarily on the nature and quality of the services provided by the Predecessor Manager and the overall fairness of the Prior Investment Management Agreement. In the course of their review, the Directors with the assistance of independent counsel, considered their legal responsibilities, and reviewed materials received from the Predecessor Manager. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors.

PNC ABSOLUTE RETURN MASTER FUND LLC
BOARD APPROVAL OF INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS (UNAUDITED) SIX MONTH PERIOD ENDED SEPTEMBER 30, 2009

With respect to the nature, extent and quality of investment management services to be provided by the Predecessor Manager under the Prior Investment Management Agreement for the Master Fund, the Directors considered the experience and staffing of the personnel of the Predecessor Manager dedicated to performing services for the Master Fund. The Directors noted that the Prior Investment Management Agreement for the Master Fund authorized the Predecessor Manager to employ investment advisers to assist in the performance of any or all of the investment management services to the Master Fund under the Predecessor Manager's supervision, and that pursuant to such authority the Predecessor Manager had retained the Adviser to provide a continuing investment program for the Master Fund, including research and management of the investments and other assets. The Directors also considered the Predecessor Manager's procedures to oversee and monitor the investment activities of the Adviser and, separately, the Predecessor Manager's compliance program. Based on this review, the Directors concluded that the Predecessor Manager had the capabilities, resources and personnel necessary to act as the investment manager.

The Directors also considered the annualized returns of the Feeder Funds for the calendar year-to-date, one-year, three-year, five-year and since inception periods ended March 31, 2009 in comparison to relevant market indices and standard deviation (which reflects the overall risk of the portfolio). The comparative information showed that the PNC Absolute Return Fund LLC outperformed the HFRX Absolute Return Index for the calendar year-to-date and five-year periods, whereas the PNC Absolute Return TEDI Fund LLC outperformed HFRX Absolute Return Index for the calendar year-to-date. The Directors concluded that the overall performance was satisfactory considering current market conditions. In addition to the performance information received by the Directors at the meeting, the Directors routinely receive detailed performance information at other regular Board meetings.

The Directors also assessed the asset-based management fee, together with the total expense ratio, of the Master Fund and its Feeder Funds as compared to the fees and expenses of the peer group of investment companies with similar investment strategies and structures that was based on publicly available sources and provided by the Predecessor Manager. The Directors recognized that it is difficult to make comparisons of the management fees because of variations in the services that are included in the fees paid by peer investment companies. The Directors noted that the fee structure for the Feeder Funds provides for a performance-based incentive fee that increases the Predecessor Manager's fee level when performance exceeds certain standards and decreases the fee level when performance falls below certain standards for each Feeder Fund. The Directors considered the Predecessor Manager's profitability in providing services to the Master Funds taking into account the fees and other benefits realized by the Predecessor Manager or any of its affiliates as a result of its role as investment manager and the direct and indirect expenses incurred by the Predecessor Manager in providing these services. The Directors concluded that the fees were fair and reasonable in relation to the services being provided.

Based on their evaluation of all material factors, including those described above, the Directors concluded that the terms of the Prior Investment Management Agreement were reasonable and fair and that the approval of the renewal of the Prior Investment Management Agreement was in the best interests of the Master Fund and its members.

At the same meeting held on May 14, 2009, the Board of Directors of the Master Fund, including a majority of the Independent Directors, approved the renewal of the Prior Investment Advisory Agreement between the Master Fund, the Predecessor Manager and the Adviser.

PNC ABSOLUTE RETURN MASTER FUND LLC
BOARD APPROVAL OF INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS (UNAUDITED) SIX MONTH PERIOD ENDED SEPTEMBER 30, 2009

The Directors considered whether the renewal of the Prior Investment Advisory Agreement would be in the best interests of the Master Fund and its members, an evaluation based primarily on the nature and quality of the services provided by the Adviser and the overall fairness of the Prior Investment Advisory Agreement. In the course of their review, the Directors with the assistance of independent counsel, considered their legal responsibilities, and reviewed materials received from the Adviser. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors.

The Directors considered whether the continuance would be in the best interests of the Master Fund and its members, an evaluation based primarily on the nature and quality of the services provided by the Adviser and the overall fairness of the Prior Investment Advisory Agreement to the Master Fund. In considering the nature and quality of the services, the Directors considered the investment and business operations capabilities of the Adviser. Based on this review, the Directors concluded that the Adviser had the capabilities, resources and personnel necessary to manage the Master Fund.

With respect to the overall fairness of the agreement, the Directors considered the fee structure of the agreement and the profitability of the Adviser from its association with the Master Fund. The Directors considered the Adviser's representation at the meeting that the investment advisory fee paid to the Adviser is reasonable compared with fees it received from similar advisory arrangements and that this fee is paid by the Predecessor Manager. The Directors also considered that the advisory fee structure provides for incentive fees payable by the Predecessor Manager to the Adviser when the performance of the Feeder Funds exceed certain levels and that such fees are paid by the Predecessor Manager. The Directors recognized that it is difficult to make comparisons of profitability to other investment management contracts because comparative information is not generally publicly available and may be affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. The Directors recognized that the Adviser should be entitled to earn a reasonable level of profits for services it provides. The Directors did not put great weight on the Adviser's profitability but recognized that the negotiation of the subadvisory fee is an arms' length transaction between the Predecessor Manager and the Adviser. The Directors noted that the assets of the Master Fund had not yet grown to the point where real economies of scale could be realized.

Based on their evaluation of all material factors, including those described above, the Directors concluded that, based on the services that the Adviser would provide to the Master Fund under the agreement and the expenses incurred by the Adviser in the performance of such services, the compensation to be paid to the Adviser was fair and reasonable and that the approval of the Prior Investment Advisory Agreement is in the best interests of the Master Fund and its members.

PNC ABSOLUTE RETURN MASTER FUND LLC
OTHER INFORMATION (UNAUDITED)
SEPTEMBER 30, 2009

PORTFOLIO HOLDINGS DISCLOSURE

The Master Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Master Fund's Forms N-Q will be available on the Commission's web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available
(i) without charge, upon request, by calling 1-800-239-0418; and (ii) on the Commission's website at http://www.sec.gov.

MANAGER AND ADMINISTRATOR

PNC Capital Advisors, LLC
Two Hopkins Plaza
Baltimore, Maryland 21201

ADVISER

Ramius Alternative Solutions LLC
599 Lexington Avenue, 19th Floor
New York, New York 10022

SUB-ADMINISTRATOR

SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedule of investments is included as part of the report to members filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

There have been no changes to the Portfolio Managers.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared. Further, in their opinion, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) At the date of filing this Form N-CSR, there were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for the chief executive officer and the chief financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            PNC Absolute Return TEDI Fund LLC


By (Signature and Title)                /s/ Kevin A. McCreadie
                                        -----------------------------------
                                        Kevin A. McCreadie
                                        Chief Executive Officer

Date: November 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)                /s/ Kevin A. McCreadie
                                        -----------------------------------
                                        Kevin A. McCreadie
                                        Chief Executive Officer

Date: November 30, 2009


By (Signature and Title)                /s/ Jennifer E. Spratley
                                        -----------------------------------
                                        Jennifer E. Spratley
                                        Chief Financial Officer

Date: November 30, 2009